                                                                  Exhibit 24(a)


PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                       RATING
                                    ASSIGNED BY                                     PRINCIPAL
                                     N.R.S.R.O.                     MATURITY         AMOUNT          VALUE
           DESCRIPTION              (UNAUDITED)        RATE           DATE            (000)         (NOTE 2)
----------------------------------  ------------    -----------    -----------     -----------   --------------
SHORT-TERM INVESTMENTS -- 100.3%
COMMERCIAL PAPER -- 27.9%
DOMESTIC -- 22.0%
AUTOMOBILES -- 1.9%
 Ford Motor Credit Co. ...........     A1/P1               6.15%b      5/15/95      $   50,000   $   49,359,375
                                                                                                 --------------
BANKING -- 1.9%
 Abbey National North America.....     A1+/P1              6.05%b      4/18/95          50,000       49,596,667
                                                                                                 --------------
BROKERAGE -- 3.8%
 Merrill Lynch & Co., Inc.,
   Monthly Variable Rate (final
   maturity date 7/28/95)a........     A1+/P1             6.058%       3/28/95         100,000      100,000,000
                                                                                                 --------------
CONGLOMERATES -- 3.8%
 General Electric Capital Corp....     A1+/P1              6.25%b      5/16/95         100,000       98,680,555
                                                                                                 --------------
FINANCE COMPANIES -- 4.9%
 Asset Securitization Cooperative
   Corp.*++.......................     A1+/P1              6.08%b      5/15/95          50,000       49,366,667
 Ciesco, LP.......................     A1+/P1              6.10%b      3/20/95          30,000       29,903,416
 Countrywide Funding Corp.........     A1/F1               6.05%b      3/09/95          50,000       49,932,779
                                                                                                 --------------
                                                                                                    129,202,862
                                                                                                 --------------
LEASING -- 2.0%
 Hertz Corp.......................     A1/P1               6.20%b      6/21/95          25,000       24,517,778
 Hertz Corp.......................     A1/P1               6.09%b      5/09/95          29,000       28,661,497
                                                                                                 --------------
                                                                                                     53,179,275
                                                                                                 --------------
PHARMACEUTICALS -- 1.2%
 American Home Food Products
   Inc.++.........................     D1/P1               6.03%b      3/27/95          30,100       29,968,914
                                                                                                 --------------
PHOTOGRAPHIC PRODUCTS -- 1.0%
 Fuji Photo Film Finance USA,
   Inc. ..........................     A1+/P1              5.95%b      3/16/95          26,950       26,883,186
                                                                                                 --------------
TELECOMMUNICATIONS -- 1.5%
 AT&T Corp........................     A1+/P1              6.12%b      3/24/95          38,900       38,747,901
                                                                                                 --------------
                                                                                                    575,618,735
                                                                                                 --------------
FOREIGN -- 5.9%
AGRICULTURE -- 1.5%
 Wool International...............     A1+/P1              6.13%b      3/30/95          40,000       39,802,478
                                                                                                 --------------

---------------
See Notes to Financial Statements.

                                       RATING
                                    ASSIGNED BY                                     PRINCIPAL
                                     N.R.S.R.O.                     MATURITY         AMOUNT          VALUE
           DESCRIPTION              (UNAUDITED)        RATE           DATE            (000)         (NOTE 2)
----------------------------------  ------------    -----------    -----------     -----------   --------------
AUTOMOBILES -- 1.9%
 Renault Credit Internationale
   S.A. Banque....................     F1/P1               6.15%b      4/18/95      $   50,000   $   49,590,000
                                                                                                 --------------
OIL AND GAS -- 0.8%
 Total Compagnie Francaise........     A1+/P1              5.90%b      3/01/95          20,000       20,000,000
                                                                                                 --------------
PUBLISHING -- 1.7%
 Reed Elsevier, Inc.*++...........     A1+/P1              6.16%b      5/04/95          45,000       44,507,200
                                                                                                 --------------
                                                                                                    153,899,678
                                                                                                 --------------
Total Commercial Paper
 (amortized cost $729,518,413)....                                                                  729,518,413
                                                                                                 --------------
BANK NOTES -- 15.3%
 Bank One, Milwaukee N.A.,
   Daily Variable Rate (final
     maturity date 1/31/96)a......     A1+/P1              6.37%       3/01/95         100,000      100,000,000
 Comerica Bank, Detroit, MI,
   Weekly Variable Rate (final
     maturity date 10/27/95)a.....     A1/P1               6.02%       3/07/95         100,000       99,942,663
 FCC National Bank,
   Daily Variable Rate (final
     maturity date 1/12/96)a......     A1/P1               6.17%       3/01/95          50,000       50,000,000
 First National Bank of Boston....     D1/P1               6.18%       5/11/95          50,000       50,000,000
 Huntington National Bank,
   Columbus, Daily Variable
   Rate (final maturity date
   1/12/96)a......................     A1/P1               6.15%       3/01/95          50,000       49,982,340
 PNC Bank, Delaware,
   Weekly Variable Rate (final
     maturity date 5/09/95)a......     A1/P1               6.01%       3/07/95          50,000       49,993,303
                                                                                                 --------------
Total Bank Notes
 (amortized cost $399,918,306)....                                                                  399,918,306
                                                                                                 --------------
MASTER NOTES -- 9.2%
 Goldman Sachs Group L.P. Daily
   Variable Rate (final maturity
   date 11/03/95)a................     A1+/P1             6.275%       3/01/95         120,000      120,000,000
 Morgan Stanley Group, Inc. Daily
   Variable Rate (final maturity
   date 7/13/95)a.................     A1+/P1             6.275%       3/01/95         120,000      120,000,000
                                                                                                 --------------
Total Master Notes
 (amortized cost $240,000,000)....                                                                  240,000,000
                                                                                                 --------------
CORPORATE OBLIGATIONS -- 5.7%
BROKERAGE -- 3.8%
 Bear Stearns Co., Inc., Series B,
   Monthly Variable Rate (final
   maturity date 2/02/96)a........     A1/P1              6.225%       3/03/95         100,000      100,000,000
                                                                                                 --------------

---------------
See Notes to Financial Statements.

                                       RATING
                                    ASSIGNED BY                                     PRINCIPAL
                                     N.R.S.R.O.                     MATURITY         AMOUNT          VALUE
           DESCRIPTION              (UNAUDITED)        RATE           DATE            (000)         (NOTE 2)
----------------------------------  ------------    -----------    -----------     -----------   --------------
FINANCE COMPANIES -- 1.9%
 Ciesco L.P.,
   Monthly Variable Rate (final
   maturity date 8/11/95)++a......     A1+/P1             6.039%       3/10/95      $   50,000   $   49,993,301
                                                                                                 --------------
Total Corporate Obligations
 (amortized cost $149,993,301)....                                                                  149,993,301
                                                                                                 --------------
CERTIFICATES OF DEPOSIT -- 5.5%
U.S. BRANCHES OF FOREIGN
 BANKS -- 5.5%
 ABN-AMRO Bank, N.V., New York....     A1+/P1              6.35%       6/01/95          20,000       20,000,834
 Banque Nationale de Paris, New
   York...........................     A1+/P1              6.15%       3/06/95          50,000       50,000,069
 Banque Paribas, New York.........     A1/P1               6.55%       5/22/95          25,000       25,012,970
 Commerzbank A.G., New York.......     A1+/P1              6.12%       3/06/95          50,000       50,000,137
                                                                                                 --------------
Total Certificates of Deposit
 (amortized cost $145,014,010)....                                                                  145,014,010
                                                                                                 --------------
U.S. GOVERNMENT AGENCY
 NOTES -- 3.6%
 Federal Farm Credit Bank,
   Daily Variable Rate (final
     maturity date 5/06/96)a......    A1+/P1!              6.30%       3/01/95          50,000       49,970,438
 Federal Home Loan Bank,
   Daily Variable Rate (final
     maturity date 5/17/95)a......    A1+/P1!              6.25%       3/01/95          45,000       44,998,006
                                                                                                 --------------
Total U.S. Government Agency Notes
 (amortized cost $94,968,444).....                                                                   94,968,444
                                                                                                 --------------
Total Investments in Securities
 (amortized cost
 $1,759,412,474)..................                                                                1,759,412,474
                                                                                                 --------------
REPURCHASE AGREEMENTS -- 33.1%
 Repurchase agreement with BT
   Securities, Inc., dated
   2/28/95, with a maturity value
   of $120,020,067.
   (See Footnote A)...............                         6.02%       3/01/95         120,000      120,000,000
 Repurchase agreement with C.S.
   First Boston Corp., dated
   2/28/95, with a maturity value
   of $35,006,028.
   (See Footnote B)...............                         6.20%       3/01/95          35,000       35,000,000
 Repurchase agreement with First
   Chicago Capital Markets, dated
   2/28/95, with a maturity value
   of $120,020,267.
   (See Footnote C)...............                         6.08%       3/01/95         120,000      120,000,000

---------------
See Notes to Financial Statements.

                                       RATING
                                    ASSIGNED BY                                     PRINCIPAL
                                     N.R.S.R.O.                     MATURITY         AMOUNT          VALUE
           DESCRIPTION              (UNAUDITED)        RATE           DATE            (000)         (NOTE 2)
----------------------------------  ------------    -----------    -----------     -----------   --------------
 Repurchase agreement with Goldman
   Sachs and Co., dated 2/28/95,
   with a maturity value of
   $120,020,167.
   (See Footnote D)...............                         6.05%       3/01/95      $  120,000   $  120,000,000
 Repurchase agreement with HSBC
   Securities, Inc., dated
   2/28/95, with a maturity value
   of $120,019,890.
   (See Footnote E)...............                         6.00%       3/01/95         120,000      120,000,000
 Repurchase agreement with J.P.
   Morgan, Inc., dated 2/28/95,
   with a maturity value of
   $120,020,167.
   (See Footnote F)...............                         6.05%       3/01/95         120,000      120,000,000
 Repurchase agreement with Nomura
   Securities International, dated
   2/28/95, with a maturity value
   of $109,832,516.
   (See Footnote G)...............                         6.07%       3/01/95         109,814      109,814,000
 Repurchase agreement with
   Prudential Securities, Inc.,
   dated 2/28/95, with a maturity
   value of $120,020,667.
   (See Footnote H)...............                         6.20%       3/01/95      $  120,000   $  120,000,000
                                                                                                 --------------
Total Repurchase Agreements
 (amortized cost $864,814,000)....                                                                  864,814,000
                                                                                                 --------------
TOTAL INVESTMENTS (AMORTIZED COST
 $2,624,226,474) -- 100.3%........                                                                2,624,226,474
Liabilities in excess of other
 assets -- (0.3%).................                                                                   (8,799,076)
                                                                                                 --------------
NET ASSETS -- 100%................                                                               $2,615,427,398
                                                                                                 ================

---------------

N.R.S.R.O.     --     Nationally Recognized Statistical Rating Organization. Rating agencies that are included within the N.R.S.R.O. category are: S&P, Moody's, Fitch Investor
                      Services, Duff & Phelps and IBCA.
                      A1  -- Highest rating assigned by S&P and IBCA.
                      P1  -- Highest rating assigned by Moody's.
                      F1  -- Highest rating assigned by Fitch Investor Services.
                      D1 -- Highest rating assigned by Duff & Phelps.

 ! Implied short-term rating
 * Illiquid security.
 a Variable rate security. Interest rates are stated as of February 28, 1995.
   Maturity date reflects the later of the next interest rate change date or the next put date.
 b Effective yield.
++ Private placement security.

                                               (footnotes continue on next page)

See Notes to Financial Statements.

(footnotes continued from previous page)

Footnote A     --     Collateralized by $125,970,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 7/31/96 through 5/31/98; with an aggregate value of
                      $122,403,135.
Footnote B     --     Collateralized by $27,195,000 U.S. Treasury Bond, 11.875%, due 11/15/03; with a value of $36,069,384.
Footnote C     --     Collateralized by $123,830,000 U.S. Treasury Bill, due 5/11/95; with a value of
                      $122,401,003.
Footnote D     --     Collateralized by $17,601,000 U.S. Treasury Bills, with maturities ranging from
                      3/02/95 through 1/11/96, $48,600,000 U.S. Treasury Bonds, with various coupon rates and maturities ranging from 6/15/00 through 11/15/22 and $49,473,000 U.S.
                      Treasury Notes, with various coupon rates and maturities ranging from 4/15/95 through 2/15/05; with an aggregate value of $122,400,826.
Footnote E     --     Collateralized by $50,000,000 U.S. Treasury Bond, 9.875%, due 11/15/15 and
                      $59,750,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 5/15/97 through 11/30/97; with an aggregate value of $122,626,150.
Footnote F     --     Collateralized by $121,091,000 U.S. Treasury Notes, with various coupon rates and maturities ranging from 2/29/96 through 5/15/97; with an aggregate value of
                      $122,525,546.
Footnote G     --     Collateralized by $21,485,000 U.S. Treasury Bonds, with various coupon rates and maturities ranging from 11/15/21 through 2/15/25 and $88,246,000 U.S. Treasury
                      Notes, with various coupon rates and maturities ranging from 9/30/95 through
                      8/15/02; with an aggregate value of $112,029,300.
Footnote H     --     Collateralized by $122,925,000 Federal National Mortgage Association Discount
                      Notes, due 3/01/95; with an aggregate value of $122,900,415.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                                                            PRINCIPAL
                                                               MATURITY      AMOUNT           VALUE
                   DESCRIPTION                     RATE          DATE         (000)          (NOTE 2)
-------------------------------------------------  -----       --------     ---------     --------------
SHORT-TERM INVESTMENTS -- 95.0%
U.S. TREASURY OBLIGATIONS -- 46.9%
U.S. TREASURY NOTES -- 12.2%
 U.S. Treasury Note..............................  5.875%       5/15/95     $ 115,000     $  114,906,106
 U.S. Treasury Note..............................  4.125%       5/31/95        75,000         74,641,300
 U.S. Treasury Note..............................  4.250%       7/31/95        50,000         49,567,057
                                                                                          --------------
                                                                                             239,114,463
                                                                                          --------------
U.S. TREASURY BILLS -- 34.7%
 U.S. Treasury Bill..............................   5.94%*      4/13/95       225,000        223,455,882
 U.S. Treasury Bill..............................   6.00%*      4/27/95       190,000        188,242,975
 U.S. Treasury Bill..............................   6.04%*      5/04/95       150,000        148,437,333
 U.S. Treasury Bill..............................   6.35%*      8/10/95       125,000        121,578,875
                                                                                          --------------
                                                                                             681,715,065
                                                                                          --------------
Total U.S. Treasury Obligations
 (amortized cost $920,829,528)...................                                            920,829,528
                                                                                          --------------
REPURCHASE AGREEMENTS -- 48.1%
 Repurchase agreement with Barclays De Zoete Wedd
   Securities, Inc., dated 2/28/95,
   with a maturity value of $95,016,044.
   (See Footnote A)..............................   6.08%       3/01/95        95,000         95,000,000
 Repurchase agreement with C.S. First Boston
   Corp., dated 2/28/95, with a maturity value of
   $95,015,965. (See Footnote B).................   6.05%       3/01/95        95,000         95,000,000
 Repurchase agreement with First Chicago Capital
   Markets, dated 2/28/95, with a maturity value
   of $95,016,044. (See Footnote C)..............   6.08%       3/01/95        95,000         95,000,000
 Repurchase agreement with First National Bank of
   Chicago, dated 2/28/95, with a maturity value
   of $20,087,392. (See Footnote D)..............   6.08%       3/01/95        20,084         20,084,000
 Repurchase agreement with Goldman Sachs and Co.,
   dated 2/28/95, with a maturity value of
   $95,015,965. (See Footnote E).................   6.05%       3/01/95        95,000         95,000,000
 Repurchase agreement with HSBC Securities, Inc.,
   dated 2/28/95, with a maturity value of
   $70,011,667. (See Footnote F).................   6.00%       3/01/95        70,000         70,000,000
 Repurchase agreement with JP Morgan Securities,
   Inc., dated 2/28/95, with a maturity value of
   $95,015,965. (See Footnote G).................   6.05%       3/01/95        95,000         95,000,000
 Repurchase agreement with Merrill Lynch
   Government Securities, Inc., dated 2/28/95,
   with a maturity value of $95,015,965.
   (See Footnote H)..............................   6.05%       3/01/95        95,000         95,000,000
 Repurchase agreement with Nomura Securities
   International, Inc., dated 2/28/95, with
   a maturity value of $95,016,018.
   (See Footnote I)..............................   6.07%       3/01/95        95,000         95,000,000

---------------
See Notes to Financial Statements.

                                                                            PRINCIPAL
                                                               MATURITY      AMOUNT           VALUE
                   DESCRIPTION                     RATE          DATE         (000)          (NOTE 2)
-------------------------------------------------  -----       --------     ---------     --------------
 Repurchase agreement with Prudential Securities,
   Inc., dated 2/28/95, with a maturity value of
   $95,015,965. (See Footnote J).................   6.05%       3/01/95     $  95,000     $   95,000,000
 Repurchase agreement with Smith Barney, Inc.,
   dated 2/28/95, with a maturity value of
   $95,015,965. (See Footnote K).................   6.05%       3/01/95        95,000         95,000,000
                                                                                          --------------
Total Repurchase Agreements
 (amortized cost $945,084,000)...................                                            945,084,000
                                                                                          --------------
TOTAL INVESTMENTS (AMORTIZED COST
 $1,865,913,528) -- 95.0%........................                                          1,865,913,528
Other assets in excess of liabilities -- 5.0%....                                             99,142,322
                                                                                          --------------
NET ASSETS -- 100%...............................                                         $1,965,055,850
                                                                                          ================

---------------
* Effective yield.

Footnote A -- Collateralized by $54,739,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 2/15/96 through 5/15/04, $3,228,000 U.S. Treasury Bond, 10.75%, due 8/15/05, $30,915,000 U.S. Treasury Bills with maturities ranging from 3/30/95 through 6/01/95 and $43,215,000 U.S. Treasury Strips with maturities ranging from 8/15/01 through 8/15/23; with an aggregate value of $96,900,510.

Footnote B -- Collateralized by $91,705,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 2/15/99 through 2/15/00; with an aggregate value of $97,395,926.

Footnote C -- Collateralized by $98,222,000 U.S. Treasury Bills with maturities ranging from 5/18/95 through 5/25/95; with an aggregate value of $96,902,614.

Footnote D -- Collateralized by $11,936,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 4/30/95 through 2/15/05, $4,000,000 U.S. Treasury Bonds with various coupon rates and maturities ranging from 11/15/24 through 2/15/25 and $4,640,000 U.S. Treasury Bills with maturities ranging from 12/14/95 through 1/11/96; with an aggregate value of $20,488,334.

Footnote E -- Collateralized by $17,680,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 5/15/95 through 8/31/97, $52,840,000 U.S. Treasury Bonds with various coupon rates and maturities ranging from 5/15/95 through 11/15/15 and $13,742,000 U.S. Treasury Bills with maturities ranging from 5/25/95 through 9/21/95; with an aggregate value of $96,901,021.

Footnote F -- Collateralized by $69,710,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 5/31/96 through 7/31/96; with an aggregate value of $71,480,938.

Footnote G -- Collateralized by $101,876,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 5/31/97 through 11/30/98; with an aggregate value of $96,901,795.

Footnote H -- Collateralized by $102,345,000 U.S. Treasury Bill, due 1/11/96, with a value of $96,902,292.

Footnote I -- Collateralized by $57,288,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 1/31/96 through 8/15/01, $31,125,000 U.S. Treasury Bond, 8.875%, due 8/15/17 and $1,937,000 U.S. Treasury Bill, due 2/08/96; with an aggregate value of $96,900,368.

Footnote J -- Collateralized by $95,579,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 12/31/96 through 8/15/03; with an aggregate value of $96,900,469.

Footnote K -- Collateralized by $10,000,000 U.S. Treasury Note, 6.875%, due
 8/31/99 and $301,900,000 U.S. Treasury STRIPS with maturities ranging from 8/15/95 through 5/15/20; with an aggregate value of $96,900,557.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                          RATINGS!
                                            S&P/                                 PRINCIPAL
                                           MOODY'S                  MATURITY      AMOUNT       VALUE
              DESCRIPTION                 (UNAUDITED)    RATE         DATE        (000)       (NOTE 2)
---------------------------------------   ---------     -------     --------     --------   ------------
SHORT-TERM INVESTMENTS -- 100.2%
U.S. GOVERNMENT AGENCY NOTES -- 53.0%
 Federal Farm Credit Bank,
   Discount Note.......................   A1+/P1...       5.88%**    3/16/95     $ 18,000   $ 17,956,875
 Federal Home Loan Bank,
   Discount Note.......................   A1+/P1...       6.18%**    4/06/95       16,500     16,400,670
 Federal Home Loan Bank,
   Discount Note.......................   A1+/P1...       5.98%**    3/22/95       25,000     24,914,833
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.18%**    4/18/95       26,925     26,710,310
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.17%**    5/02/95       56,500     55,916,167
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.17%**    5/12/95       19,125     18,895,882
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.16%**    4/05/95       15,000     14,912,500
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.11%**    5/01/95       36,307     35,940,955
 Federal Home Loan Mortgage Corp.,
   Discount Note.......................   A1+/P1...       6.07%**    4/18/95       10,000      9,920,264
 Federal National Mortgage Association,
   Daily Variable Rate (final maturity
   date 1/26/96)*......................      A1+/P1       5.90%      3/01/95       20,000     19,989,118
 Federal National Mortgage Association,
   Discount Note.......................      A1+/P1       6.18%**    4/17/95       25,400     25,202,677
 Federal National Mortgage Association,
   Discount Note.......................      A1+/P1       6.17%**    4/03/95       25,000     24,862,042
 Federal National Mortgage Association,
   Discount Note.......................      A1+/P1       6.17%**    4/20/95       50,000     49,584,028
 Federal National Mortgage Association,
   Discount Note.......................      A1+/P1       6.08%**    4/17/95       30,000     29,766,941
 Federal National Mortgage Association,
   Monthly Variable Rate (final
   maturity date 10/30/95)*............      A1+/P1      5.936%      3/30/95       20,000     19,991,848
 Federal National Mortgage Association,
   Weekly Variable Rate (final maturity
   date 2/16/96) *.....................      A1+/P1       6.01%      3/07/95       25,000     25,000,000
 Student Loan Marketing Association,
   Monthly Variable Rate (final
   maturity date 12/01/95)*............      A1+/P1      5.893%      3/01/95       40,000     39,958,911
 Student Loan Marketing Association,
   Series AX, Weekly Variable Rate
   (final maturity date 3/27/95)*......      A1+/P1       6.51%      3/07/95       10,000     10,003,516
                                                                                            ------------
Total U.S. Government Agency Notes
 (amortized cost $465,927,537).........                                                      465,927,537
                                                                                            ------------
U.S. GOVERNMENT AGENCY GUARANTEE NOTES -- 6.3%
 Fidelity Federal Bank
   (LOC -- Federal Home Loan Bank, San
   Francisco)..........................   A1+/P1...       6.13%**    3/01/95       40,000     40,000,000

---------------
See Notes to Financial Statements.

                                          RATINGS!
                                            S&P/                                 PRINCIPAL
                                           MOODY'S                  MATURITY      AMOUNT       VALUE
              DESCRIPTION                 (UNAUDITED)    RATE         DATE        (000)       (NOTE 2)
---------------------------------------   ---------     -------     --------     --------   ------------
 Nebraska Higher Education Loan
   Program, Inc., Weekly Variable Rate
   (LOC -- Student Loan Marketing
   Association) (final maturity date
   3/15/95)*...........................      A1+/P1       6.16%      3/07/95     $ 15,000   $ 15,000,000
                                                                                            ------------
Total U.S. Government Agency Guarantee
 Notes (amortized cost $55,000,000)....                                                       55,000,000
                                                                                            ------------
Total Investments in Securities
 (amortized cost $520,927,537).........                                                      520,927,537
                                                                                            ------------
REPURCHASE AGREEMENTS -- 40.9%
 Repurchase agreement with BT
   Securities, Inc., dated 2/28/95,
   with a maturity value of
   $40,006,689.
   (See Footnote A)....................                   6.02%      3/01/95       40,000     40,000,000
 Repurchase agreement with Barclays de
   Zoete Wedd Securities, Inc., dated
   2/28/95, with a maturity value of
   $40,006,756. (See Footnote B).......                   6.08%      3/01/95       40,000     40,000,000
 Repurchase agreement with First
   Chicago Capital Markets, Inc., dated
   2/28/95, with a maturity value of
   $40,006,756. (See Footnote C).......                   6.08%      3/01/95       40,000     40,000,000
 Repurchase agreement with Goldman
   Sachs and Co., dated 2/28/95, with a
   maturity value of $40,006,722.
   (See Footnote D)....................                   6.05%      3/01/95       40,000     40,000,000
 Repurchase agreement with JP Morgan
   Securities, Inc., dated 2/28/95,
   with a maturity value of
   $40,006,722.
   (See Footnote E)....................                   6.05%      3/01/95       40,000     40,000,000
 Repurchase agreement with Merrill
   Lynch Government Securities, Inc.,
   dated 2/28/95, with a maturity value
   of $40,006,722. (See Footnote F)....                   6.05%      3/01/95       40,000     40,000,000
 Repurchase agreement with Nomura
   Securities International, Inc.,
   dated 2/28/95, with a maturity value
   of $79,312,371. (See Footnote G)....                   6.07%      3/01/95       79,299     79,299,000
 Repurchase agreement with Smith
   Barney, Inc., dated 2/28/95, with a
   maturity value of $40,006,722.
   (See Footnote H)....................                   6.05%      3/01/95       40,000     40,000,000
                                                                                            ------------
Total Repurchase Agreements (amortized
 cost $359,299,000)....................                                                      359,299,000
                                                                                            ------------
TOTAL INVESTMENTS (AMORTIZED COST
 $880,226,537) -- 100.2%...............                                                      880,226,537
Liabilities in excess of other
 assets -- (0.2%)......................                                                       (1,304,827)
                                                                                            ------------
NET ASSETS -- 100%.....................                                                     $878,921,710
                                                                                            ==============

                                                   (footnotes on following page)

---------------
See Notes to Financial Statements.

(footnotes from previous page)
---------------
Note: S&P and Moody's ratings have been used for consistency. Portfolio securities may be rated by other services as well.

! Implied Short-Term Rating.

LOC -- Letter of credit.
 * Variable rate security. Interest rates stated are as of February 28, 1995. Maturity date reflects the later of the next rate change date or the next put date.

** Effective yield.

Footnote A  -- Collateralized by $39,690,000 U.S. Treasury Note, 8.00%, due 1/15/97; with a value of $40,801,320.
Footnote B  -- Collateralized by $41,122,000 U.S. Treasury Bill, due 6/22/95 and $450,000 Federal
               Farm Credit Consolidated Systemwide Bond, 6.76%, due 2/28/96; with an aggregate value of $40,800,668.
Footnote C  -- Collateralized by $41,296,000 U.S. Treasury Bills with maturities ranging from
               5/11/95 through 5/18/95; with an aggregate value of $40,800,258.
Footnote D  -- Collateralized by $18,402,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 5/15/95 through 1/15/99, $12,270,000 U.S. Treasury Bonds with various coupon rates and maturities ranging from 2/15/07 through 8/15/14 and
               $8,169,000 U.S. Treasury Bill, due 6/08/95; with an aggregate value of $40,800,983.
Footnote E  -- Collateralized by $41,265,000 U.S. Treasury Bill, due 5/04/95; with a value of
               $40,800,769.
Footnote F  -- Collateralized by $43,095,000 U.S. Treasury Bill, due 1/11/96; with a value of
               $40,803,208.
Footnote G  -- Collateralized by $74,140,000 U.S. Treasury Notes with various coupon rates and maturities ranging from 5/31/96 through 2/15/05 and $8,250,000 U.S. Treasury Bill, due 7/27/95; with an aggregate value of $80,885,861.
Footnote H  -- Collateralized by $114,303,000 U.S. Treasury STRIPS with maturities ranging from
               2/15/08 through 5/15/09; with an aggregate value of $40,800,027.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                                                           PRINCIPAL
                                                               MATURITY     AMOUNT       VALUE
                     DESCRIPTION                       RATE      DATE       (000)       (NOTE 2)
------------------------------------------------------ -----   --------    --------   ------------
SHORT-TERM INVESTMENTS -- 99.4%
U.S. TREASURY OBLIGATIONS -- 99.4%
U.S. TREASURY NOTES -- 31.5%
 U.S. Treasury Note................................... 3.875%   3/31/95    $ 11,235   $ 11,221,834
 U.S. Treasury Note................................... 8.375%   4/15/95      47,505     47,632,191
 U.S. Treasury Note................................... 5.875%   5/15/95       2,915      2,914,383
 U.S. Treasury Note................................... 4.125%   5/31/95      28,100     27,965,221
                                                                                      ------------
                                                                                        89,733,629
                                                                                      ------------
U.S. TREASURY BILLS -- 67.9%
 U.S. Treasury Bill...................................  5.30%*  3/02/95       8,498      8,496,772
 U.S. Treasury Bill...................................  5.58%*  3/09/95      32,088     32,049,129
 U.S. Treasury Bill...................................  5.28%*  3/23/95      34,941     34,830,360
 U.S. Treasury Bill...................................  5.30%*  3/30/95      12,408     12,358,285
 U.S. Treasury Bill...................................  5.65%*  4/06/95      45,943     45,688,312
 U.S. Treasury Bill...................................  5.57%*  4/13/95      11,885     11,807,632
 U.S. Treasury Bill...................................  5.80%*  4/20/95      20,215     20,055,711
 U.S. Treasury Bill...................................  5.98%*  4/27/95       8,250      8,174,237
 U.S. Treasury Bill...................................  5.95%*  5/11/95      20,000     19,771,814
                                                                                      ------------
                                                                                       193,232,252
                                                                                      ------------
TOTAL INVESTMENTS
 (AMORTIZED COST $282,965,881) -- 99.4%...............                                 282,965,881
Other assets in excess of liabilities -- 0.6%.........                                   1,734,865
                                                                                      ------------
NET ASSETS -- 100%....................................                                $284,700,746
                                                                                      ==============

---------------
* Effective yield.

See Notes to Financial Statements.

HORIZON TAX-EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 98.0%
ALABAMA -- 1.4%
 Port City Medical Clinic Board Revenue
   Bond, Mobile Infirmary Association,    VMIG1/A1
   Ser. 1992-A.........................    A1/A+            4.25%      6/23/95    $   6,475    $  6,475,000
                                                                                               ------------
ARIZONA -- 3.6%
 Maricopa County, Pollution Control
   Revenue Bond, Southern California
   Edison Co., Palo Verde Proj., Ser.      P1/A1
   E...................................     A1/A            4.30%      5/12/95        1,600       1,600,000
 Salt River Proj., Arizona Agriculture
   Impt. & Power Dist., Ser. C
   (LC -- Banque Nationale De Paris)      VMIG1/Aa
   (final maturity date 1/01/09)*......    NR/AA            4.15%      3/07/95       14,840      14,840,000
                                                                                               ------------
                                                                                                 16,440,000
                                                                                               ------------
CALIFORNIA -- 9.8%
 California Pollution Control Revenue
   Bond, Southern California Edison,
   Ser. A (final maturity date            VMIG1/A2
   2/28/08)*...........................    A1+/A+           4.00%      3/01/95        4,000       4,000,000
 California Revenue Anticipation Notes,
   Ser. B (final maturity date            MIG1/NR
   6/28/95)*...........................   SP1+/NR           4.14%      3/07/95        7,000       7,000,000
 California State General Obligation
   Bond, Ser. B (LC -- International
   Nederlanden Funding, New York)        VMIG1/Aa2
   (final maturity date 11/01/08)*.....     A/NR            4.10%      3/07/95        5,000       5,000,000
 Los Angeles County, Metropolitan
   Transportation Auth., Union Station
   Gateway, Tax and Revenue
   Anticipation Notes, Ser. A (FSA
   Insured) (final maturity date         VMIG1/Aaa
   7/01/25)*...........................    NR/AAA           4.15%      3/07/95        8,000       8,000,000
 Los Angeles County, Unified School
   District, Tax and Revenue              MIG1/NR
   Anticipation Notes..................   SP1+/NR           4.50%      7/10/95       10,000      10,032,545
 Newport Beach Hospital Revenue Bond,
   Hoag Memorial Presbyterian Hospital    VMIG1/A1
   (final maturity date 10/01/22)*.....    A1+/AA           3.75%      3/01/95          900         900,000
 San Francisco City & County, Tax and     MIG1/NR
   Revenue Anticipation Notes..........   SP1+/NR           4.25%      7/15/95       10,000      10,021,455
                                                                                               ------------
                                                                                                 44,954,000
                                                                                               ------------
COLORADO -- 2.1%
 Arapahoe County, Capital Improvement
   TRFD Highway Revenue Bond, Ser. D
   (LC -- Union Bank of Switzerland)       NR/NR
   (final maturity date 8/31/26)*......   A1+/AAA           4.45%      8/31/95        7,000       7,000,000

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Arapahoe County, Capital Improvement
   TRFD Highway Revenue Bond, Ser. G       NR/NR
   (final maturity date 8/31/26)*......   SP1+/NR           4.45%      8/31/95    $   2,500    $  2,500,000
                                                                                               ------------
                                                                                                  9,500,000
                                                                                               ------------
DISTRICT OF COLUMBIA -- 1.7%
 District of Columbia, General
   Obligation Bond, Ser. A-4
   (LC -- Toronto Dominion Bank) (final  VMIG1/Aa2
   maturity date 10/01/07)*............    A1+/AA           4.40%      3/01/95        6,500       6,500,000
 District of Columbia, General
   Obligation Bond, Ser. B (LC -- Union
   Bank of Switzerland) (final maturity  VMIG1/Aaa
   date 6/01/03)*......................   A1+/AAA           4.50%      3/01/95        1,300       1,300,000
                                                                                               ------------
                                                                                                  7,800,000
                                                                                               ------------
FLORIDA -- 8.6%
 Florida State Board of Education,
   Capital Outlay (final maturity date     NR/Aa
   6/01/23)*...........................    NR/AA            4.30%      6/01/95       10,500      10,500,000
 St. Lucie County, Pollution Control
   Rev., Florida Power & Light Co.        VMIG1/A2
   Proj., Ser. 1994 A..................    A1/A+            4.20%      4/17/95        2,000       2,000,000
 St. Lucie County, Pollution Control
   Rev., Florida Power & Light Co.        VMIG1/A2
   Proj., Ser. 1994 A..................    A1/A+            3.95%      4/06/95       15,000      15,000,000
 St. Lucie County, Pollution Control
   Rev., Florida Power & Light Co.        VMIG1/A2
   Proj., Ser. 1994 B..................    A1/A+            4.20%      4/17/95        7,000       7,000,000
 St. Lucie County, Pollution Control
   Rev., Florida Power & Light Co.        VMIG1/A2
   Proj., Ser. 1994 B..................    A1/A+            3.95%      3/01/95        5,000       5,000,000
                                                                                               ------------
                                                                                                 39,500,000
                                                                                               ------------
HAWAII -- 2.0%
 Hawaii State General Obligation Bonds,
   Ser. CC (LC -- Banque Nationale De
   Paris) (final maturity date            VMIG1/Aa
   2/01/02)*...........................    NR/AA            4.15%      3/07/95        8,920       8,920,000
                                                                                               ------------
ILLINOIS -- 11.0%
 Chicago O'Hare International Airport,
   American Airlines, Ser. C
   (LC -- Societe Generale) (final       VMIG1/Aa2
   maturity date 1/01/18)*.............    A1+/AA           4.00%      3/07/95        5,600       5,600,000
 Chicago O'Hare International Airport,
   American Airlines, Ser. C
   (LC -- Sanwa Bank, Ltd.) (final         P1/Aa3
   maturity date 12/01/17)*............    NR/NR            3.95%      3/01/95        6,900       6,900,000
 Chicago O'Hare International Airport,
   American Airlines, Ser. D
   (LC -- Sanwa Bank, Ltd.) (final         P1/Aa3
   maturity date 12/01/17)*............    NR/NR            3.95%      3/01/95        7,500       7,500,000
 Illinois Health Facility Auth.,
   Elmhurst Memorial Hospital, Ser. B     VMIG1/A1
   (final maturity date 1/01/20)*......    NR/NR            3.80%      3/01/95        5,175       5,175,000

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Illinois Health Facility Auth.,
   Franciscan Sisters Health (final       VMIG1/A
   maturity date 1/01/18)*.............    NR/NR            3.80%      3/01/95    $   4,880    $  4,880,000
 Illinois Housing Development Auth.
   Rev., Homeowner Mortgage, Ser. C-1     VMIG1/Aa
   (final maturity date 8/01/26)*......   SP1+/NR           4.00%      5/01/95        8,290       8,290,000
 Illinois State Development Finance
   Authority, Pollution Control Rev.,
   Illinois Power Co. Proj., Ser. A
   (LC -- Canadian Imperial Bank of      VMIG1/Aa3
   Commerce)...........................   A1+/AA-           4.00%      4/07/95        2,000       2,000,000
 Illinois State General Obligation        MIG1/NR
   Certificates........................   SP1+/NR           4.75%      6/15/95       10,000      10,019,413
                                                                                               ------------
                                                                                                 50,364,413
                                                                                               ------------
INDIANA -- 1.9%
 Mt. Vernon City, Pollution Control &
   Solid Waste Disposal Revenue Bond,
   General Electric Co. Proj., Ser.        P1/Aaa
   1989 A..............................   A1+/AAA           4.15%      4/07/95        4,950       4,950,000
 Mt. Vernon City, Pollution Control &
   Solid Waste Disposal Revenue Bond,
   General Electric Co. Proj., Ser.        P1/Aaa
   1989 A..............................   A1+/AAA           3.80%      3/24/95        3,690       3,690,000
                                                                                               ------------
                                                                                                  8,640,000
                                                                                               ------------
KANSAS -- 0.2%
 Burlington County Pollution Control
   Rev., Kansas City Electric Power
   Corp., Ser. 1985C-1 (LC -- Societe      P1/Aa3
   Generale)...........................   A1+/AA-           4.20%      4/17/95        1,015       1,015,000
                                                                                               ------------
KENTUCKY -- 1.6%
 Boone County, Industrial Development
   Auth., Square D Co. Proj., Ser. A
   (LC -- Societe Generale) (final         NR/NR
   maturity date 3/01/03)*.............    A1+/AA           4.10%      3/07/95        1,000       1,000,000
 Trimble County, Pollution Control
   Rev., Louisville Gas & Electric Co.,  VMIG1/Aa2
   Ser. A..............................    A1+/AA           3.75%      3/07/95        6,285       6,285,000
                                                                                               ------------
                                                                                                  7,285,000
                                                                                               ------------
LOUISIANA -- 2.5%
 Louisiana State General Obligation
   Bonds, Tax Exempt Eagle Trust, Ser.
   1994 (AMBAC Insured) (final maturity    NR/NR
   date 5/01/09)*......................    A1/AA            4.24%      3/07/95       11,600      11,600,000
                                                                                               ------------
MARYLAND -- 7.0%
 Maryland State Community Dev. Admin.,
   Department of Housing and Community
   Dev., Single Family Housing Prog.,     VMIG1/Aa
   Second Ser. (MHF Pool Ins.)**.......    NR/NR            3.30%      3/30/95        4,700       4,700,000

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Maryland State Health & Higher
   Educational Facility Revenue Bonds,
   Ser. A (LC -- First National Bank of
   Chicago) (final maturity date          VMIG1/A1
   4/01/35)*...........................    NR/NR            4.35%      3/07/95    $  27,200    $ 27,200,000
                                                                                               ------------
                                                                                                 31,900,000
                                                                                               ------------
MASSACHUSETTS -- 2.1%
 Massachusetts State Ind. Finance
   Agency, Pollution Control Rev., New    VMIG1/A1
   England Power Co. Proj., Ser. 1992..    A1/A+            4.05%      4/05/95        8,700       8,700,000
 Massachusetts State Water Resource        NR/Aaa
   Authority, Ser. A...................    NR/AAA           6.70%      4/01/95        1,110       1,112,380
                                                                                               ------------
                                                                                                  9,812,380
                                                                                               ------------
MICHIGAN -- 0.5%
 Northville Development Corp., Thrifty
   Proj. (LC -- Bankers Trust) (final      P1/A1
   maturity date 5/01/14)*.............    A1/A+           4.375%      3/07/95        2,400       2,400,000
                                                                                               ------------
MISSOURI -- 0.6%
 Columbia Missouri Special Obligation
   Revenue Bonds, Ser. A (LC -- Toronto
   Dominion Bank) (final maturity date   VMIG1/Aa2
   6/01/08)*...........................    NR/NR            4.00%      3/07/95        2,600       2,600,000
                                                                                               ------------
NEVADA -- 3.8%
 Clarke County, Nevada Airport Imp.
   Rev., Ser. A (MBIA Insured) (final    VMIG1/Aaa
   maturity date 7/01/12)*.............   A1+/AAA           3.95%      3/07/95        6,700       6,700,000
 Clarke County, Nevada Airport Imp.
   Rev., Ser. A-1 (LC -- Toronto
   Dominion Bank) (final maturity date   VMIG1/Aa2
   7/01/25)*...........................   A1+/AA+           4.00%      3/07/95        7,500       7,500,000
 Nevada Housing Division, Multi-Unit
   Park Vista Apartments, Ser. A
   (LC -- Sumitomo Trust & Bank,
   California) (final maturity date        NR/NR
   10/01/10)*..........................    A1/A+            4.10%      3/07/95        3,200       3,200,000
                                                                                               ------------
                                                                                                 17,400,000
                                                                                               ------------
NEW YORK -- 5.9%
 New York City General Obligation
   Bonds, Subser. A-8 (LC -- Sanwa
   Bank, Ltd., Chicago) (final maturity  VMIG1/Aa3
   date 8/01/17)*......................   A1+/AA-           4.05%      3/01/95        2,000       2,000,000
 New York City Revenue Anticipation       MIG1/NR
   Notes, Ser. A.......................    SP1/NR           4.50%      4/12/95       10,000      10,009,155
 New York City Revenue Anticipation       MIG1/NR
   Notes, Ser. B.......................    SP1/NR           4.75%      6/30/95        5,000       5,012,347
 New York City Water Eagle Trust, Ser.
   94C-2 (MBIA Insured) (final maturity    NR/NR
   date 6/15/18)*......................    A1/AA            4.24%      3/07/95       10,000      10,000,000
                                                                                               ------------
                                                                                                 27,021,502
                                                                                               ------------
OHIO -- 4.8%
 Montgomery County, Miami Valley           P1/A1
   Hospital, Ser. B (LC -- Fuji Bank)..    A1/A+            3.75%      3/01/95        9,525       9,525,000

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Montgomery County, Miami Valley           P1/A1
   Hospital, Ser. C (LC -- Fuji Bank)..    A1/A+            3.85%      3/02/95    $   6,625    $  6,625,000
 Student Loan Funding Corp.,
   Cincinnati, Ser. 1983A (LC -- Fuji
   Bank) (final maturity date             VMIG1/A1
   12/29/98)*..........................    NR/NR            4.00%      3/07/95        6,000       6,000,000
                                                                                               ------------
                                                                                                 22,150,000
                                                                                               ------------
OREGON -- 0.3%
 Multinomah County, Oregon School
   District No 1J, Portland, Tax          MIG1/NR
   Anticipation Notes..................   SP1+/NR           3.75%      6/29/95        1,500       1,500,714
                                                                                               ------------
PENNSYLVANIA -- 10.9%
 Allegheny County, Industrial
   Development Authority, Pollution
   Control Rev., Duquesne Light Co.,
   Ser. A (LC -- Canadian Imperial Bank
   of Commerce) (final maturity date       P1/NR
   9/01/11)*...........................   A1+/AA-           4.75%      9/01/95        7,500       7,500,000
 Allegheny County, Tender Option
   Certificates, Custodial Receipt
   Med., Ser. BT-63 (AMBAC Insured)      VMIG1/Aaa
   (final maturity date (9/01/04)*.....    NR/AAA           4.10%      3/07/95        3,000       3,000,000
 Delaware County, Industrial Dev.
   Authority, Solid Waste Rev., Scott
   Paper Co., Ser. A (LC -- Fuji Bank)     P1/A1
   (final maturity date 12/01/18)*.....    A1/A+            4.10%      3/07/95        3,100       3,100,000
 Delaware Valley, Regional Fin.
   Authority, Ser. B (LC -- Marine
   Midland Bank, Hong Kong and Shanghai
   Bank) (final maturity date             VMIG1/A3
   12/01/20)*..........................    A2/A-            4.10%      3/07/95        6,000       6,000,000
 Delaware Valley, Regional Fin.
   Authority Ser. D (LC -- Marine
   Midland Bank, Hong Kong and Shanghai
   Bank) (final maturity date             VMIG1/A3
   12/01/20)*..........................    A2/A-            4.10%      3/07/95       21,900      21,900,000
 Emmaus General Authority Revenue Bond,
   Subser. E-4 (LC -- Canadian Imperial
   Bank of Commerce) (final maturity       NR/NR
   date 3/01/24)*......................   SP1/A1+           4.05%      3/07/95        1,000       1,000,000
 Pennsylvania State, Tax Anticipation     MIG1/NR
   Notes, First Ser. ..................   SP1+/NR           5.00%      6/30/95        7,500       7,525,396
                                                                                               ------------
                                                                                                 50,025,396
                                                                                               ------------
TENNESSEE -- 1.2%
 Rutherford County, Industrial
   Development Authority, Square D Co.
   Proj. (LC -- Societe Generale)          NR/NR
   (final maturity date 4/01/17)*......    A1+/AA           4.10%      3/07/95        5,600       5,600,000
                                                                                               ------------
TEXAS -- 2.8%
 Austin County, Industrial Development
   Corp., Justin Industries Inc. Proj.
   (LC -- Citibank, New York) (final       P1/A2
   maturity date 12/01/14)*............    NR/NR            4.05%      3/07/95        3,300       3,300,000

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Grapevine Industrial Devel. Corp.
   Revenue Bond, American Airlines,
   Ser. B-2 (LC -- Morgan Guaranty
   Trust) (final maturity date             P1/Aa1
   12/01/24)*..........................    NR/NR            3.90%      3/01/95    $   3,200    $  3,200,000
 Texas Department of Housing &
   Community Affairs, Single Family        NR/NR
   Housing (FGIC Insured)..............    A1+/NR           4.50%      4/03/95        1,150       1,149,993
 West Side Calhoun County Development
   Corp., Pollution Control Rev., Sohio
   Chemical Co. Proj. (final maturity      P1/A1
   date 12/01/15)*.....................   A1+/AA-           3.75%      3/01/95        5,200       5,200,000
                                                                                               ------------
                                                                                                 12,849,993
                                                                                               ------------
UTAH -- 3.3%
 Intermountain Power Supply Agency        VMIG1/Aa
   Revenue Bond, Ser. F................   A1+/AA-           4.20%      4/17/95        1,000       1,000,000
 Intermountain Power Supply Agency        VMIG1/A1
   Revenue Bond, Ser. F................    A1/AA-           4.00%      4/07/95        2,700       2,700,000
 Utah State Housing Finance Agency,
   Single Family Mortgage, Issue C        VMIG1/Aa
   (final maturity date 1/01/27)*......    NR/NR            4.10%      3/07/95        1,300       1,300,000
 Utah State Housing Finance Agency,
   Single Family Mortgage, Issue D        VMIG1/Aa
   (final maturity date 7/01/16)*......    NR/NR            4.10%      3/07/95        9,900       9,900,000
                                                                                               ------------
                                                                                                 14,900,000
                                                                                               ------------
WASHINGTON -- 4.5%
 Port Woodland, Washington Industrial
   Devel. Corp., Columbia River
   Carbonates (LC -- Swiss Bank, NY)       NR/NR
   (final maturity date 9/30/95)*......    NR/NR            3.85%      3/01/95        1,000       1,000,000
 Washington State General                  Aa/NR
   Obligation Bond.....................    NR/AA            8.00%     10/01/95        3,000       3,060,565
 Washington State Healthcare Facility
   Authority, Sisters of Providence,
   Ser. B (final maturity date            VMIG1/A1
   10/01/05)*..........................   A1+/AA-           3.95%      3/01/95        1,400       1,400,000
 Washington State Healthcare Facility
   Authority, Sisters of Providence,
   Ser. C (final maturity date            VMIG1/A1
   10/01/05)*..........................   A1+/AA-           3.95%      3/01/95        3,800       3,800,000
 Washington State Public Power Supply
   Sys., Nuclear Proj. No. 1, Ser. 1A-2
   (LC -- Industrial Bank of Japan,
   Ltd.) (final maturity date             VMIG1/A1
   7/01/17)*...........................   A1+/AA-           4.05%      3/07/95        1,800       1,800,000
 Washington State, Ser. R-94A
   (LC -- Banque Francaise) (final        VMIG1/Aa
   maturity date 8/01/02)*.............    A1+/AA           4.15%      3/07/95        9,370       9,370,000
                                                                                               ------------
                                                                                                 20,430,565
                                                                                               ------------
WISCONSIN -- 3.9%
 Milwaukee County, Revenue Anticipation   MIG1/NR
   Notes...............................    NR/NR            4.25%      6/30/95       15,000      15,033,620

---------------
See Notes to Financial Statements.

                                          RATINGS+
                                          MOODY'S/                                PRINCIPAL
                                            S&P                      MATURITY      AMOUNT         VALUE
              DESCRIPTION                (UNAUDITED)     RATE          DATE         (000)        (NOTE 2)
---------------------------------------  ----------    ---------     ---------    ---------    ------------
 Wisconsin State Health Facility
   Authority, Franciscan Health Care,
   Ser. A-2 (LC -- Toronto Dominion
   Bank) (final maturity date            VMIG1/Aa2
   1/01/16)*...........................   A1+/AA+           3.80%      3/07/95    $   3,000    $  3,000,000
                                                                                               ------------
                                                                                                 18,033,620
                                                                                               ------------
TOTAL INVESTMENTS (AMORTIZED
 COST $449,117,583) -- 98.0%...........                                                         449,117,583
Other assets in excess of
 liabilities -- 2.0%...................                                                           9,305,119
                                                                                               ------------
NET ASSETS -- 100.0%...................                                                        $458,422,702
                                                                                               ==============

---------------
AMBAC -- American Municipal Bond Assurance Corporation.
FGIC   -- Financial Guaranty Insurance Company.
FSA    -- Financial Securities Association.
LC     -- Letter of credit.
MBIA  -- Municipal Bond Insurance Association.
NR     -- No rating available.
 + The ratings provided consist of short-term and long-term ratings for both Moody's and S&P. The first row consists of the short-term/long-term Moody's ratings and the second row consists of short-term/long-term S&P ratings.
 * Variable rate security. Interest rates stated are as of February 28, 1995. Maturity date reflects the later of the next rate change date or the next put date.
**  Maturity date reflects the next put date.

See Notes to Financial Statements.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Portfolio of Investments
February 28, 1995
--------------------------------------------------------------------------------

                                       RATINGS+
                                       MOODY'S/                                PRINCIPAL
                                         S&P                     MATURITY       AMOUNT        VALUE
            DESCRIPTION               (UNAUDITED)     RATE         DATE          (000)       (NOTE 2)
------------------------------------  ----------    ---------    ---------     ---------   ------------
SHORT-TERM TAX-EXEMPT INVESTMENTS -- 99.3%
CALIFORNIA -- 99.3%
Anaheim Certificates of
 Participation, 1993 Refund Project
 (AMBAC Insured) (LC -- Ind. Bank of
 Japan Ltd.) (final maturity date      VMIG1/A
 8/01/19)*..........................    A1/AAA           3.90%     3/07/95     $   8,300   $  8,300,000
California Alternative Energy Source
 Financing Auth., Cogeneration Rev.     P1/Aaa
 (final maturity date 10/01/20)*....   A1+/AAA           3.95%     3/07/95         3,500      3,500,000
California General Obligation
 (LC -- International Nederlanden,
 NY) (final maturity date             VMIG1/Aa2
 11/01/08)*.........................     A/NR            4.10%     3/01/95         5,200      5,200,000
California General Obligation Bond,     NR/Aaa
 Ser. 92A-2 (FGIC Insured)..........    NR/AAA           4.10%     5/01/95        10,000     10,000,000
California General Obligation,
 Various Purpose Certificates of
 Participation (MBIA Insured) (final
 maturity                               P1/Aaa
 date 2/01/06)*.....................   A1+/AAA           4.19%     3/07/95        10,000     10,000,000
California Health Facs. Finance
 Auth., St. Francis Memorial
 Hospital (LC -- Ind. Bank of Japan
 Ltd.) (final maturity                  NR/NR
 date 11/01/19)*....................    NR/NR            3.75%     3/01/95         4,625      4,625,000
California Health Facs. Finance
 Auth., St. Joseph's Health Syst.,
 Series A (final maturity              VMIG1/Aa
 date 7/01/13)*.....................    A1+/AA           3.70%     3/01/95         1,505      1,505,000
California Health Facs. Finance
 Auth., St. Joseph's Health Syst.,
 Series B (final maturity              VMIG1/Aa
 date 7/01/09)*.....................    A1+/AA           3.70%     3/01/95         1,300      1,300,000
California Housing Finance Auth.,
 Multi-Unit Rent Housing Rev. (MBIA
 Insured) (final maturity date         VMIG1/Aa
 8/01/16)*..........................   A1+/AAA           4.20%     5/01/95         5,000      5,000,000
California Pollution Control Finance
 Auth., Chevron USA Proj.,              P1/Aa2
 Ser. 84-B*.........................    NR/AA            3.70%     6/15/95         1,000      1,000,000
California Pollution Control Finance
 Auth., Dow Chemical, Commercial        P1/Aa2
 Paper..............................   A1+/AAA           3.95%     5/22/95         1,000      1,000,000
California Pollution Control Finance
 Auth., Dow Chemical, Commercial        P1/Aa2
 Paper..............................   A1+/AAA           3.85%     3/09/95         1,000      1,000,000

---------------
See Notes to Financial Statements.

                                       RATINGS+
                                       MOODY'S/                                PRINCIPAL
                                         S&P                     MATURITY       AMOUNT        VALUE
            DESCRIPTION               (UNAUDITED)     RATE         DATE          (000)       (NOTE 2)
------------------------------------  ----------    ---------    ---------     ---------   ------------
California Pollution Control Finance
 Auth., Occidental Geothermal
 (LC -- ABN-AMRO Bank) (final           NR/NR
 maturity date 9/01/13)*............   A1+/AA-           3.75%     3/07/95     $   2,100   $  2,100,000
California Pollution Control Finance
 Auth., Pacific Gas & Electric,         P1/Aa2
 Commercial Paper...................   A1+/AAA           4.25%     5/12/95        10,000     10,000,000
California Pollution Control Finance
 Auth., Pacific Gas & Electric,
 Commercial Paper                       P1/Aa2
 (LC -- Swiss Bank).................   A1+/AAA           4.05%     4/03/95         5,000      5,000,000
California Pollution Control Finance
 Auth., Pacific Gas & Electric,         P1/Aa2
 Commercial Paper...................   A1+/AAA           3.90%     4/13/95         3,000      3,000,000
California Pollution Control Finance
 Auth., Solid Waste Disposal Revenue
 Bond, Shell Oil (final maturity      VMIG1/Aa2
 date 10/01/24)*....................    NR/NR            3.95%     3/01/95         3,500      3,500,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Commercial     P1/Aa2
 Paper..............................   A1+/AAA           4.10%     3/29/95         2,000      2,000,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Commercial     P1/Aa2
 Paper..............................   A1+/AAA           4.20%     5/11/95         3,600      3,600,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Commercial     P1/Aa2
 Paper..............................   A1+/AAA           4.00%     3/09/95         2,900      2,900,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Commercial     P1/Aa2
 Paper..............................   A1+/AAA           3.95%     5/25/95         4,000      4,000,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Series A      VMIG1/A2
 (final maturity date 2/28/08)*.....     A/A1            4.00%     3/01/95         1,300      1,300,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Series B      VMIG1/A2
 (final maturity date 2/28/08)*.....     A/A1            4.00%     3/01/95         1,200      1,200,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Series C      VMIG1/A2
 (final maturity date 2/28/08)*.....     A/A1            4.00%     3/01/95           500        500,000
California Pollution Control Finance
 Auth., So. Cal. Edison, Series D      VMIG1/A2
 (final maturity date 2/28/08)*.....     A/A1            4.00%     3/01/95         2,700      2,700,000
California Revenue Anticipation
 Notes, Libor Index FRN (final         MIG1/NR
 maturity date 6/28/95)*............   SP1+/NR          4.365%     3/01/95         9,000      9,000,000
California Revenue Anticipation        MIG1/NR
 Notes, Ser. A......................    SP1/NR           5.00%     6/28/95         7,730      7,752,515
California Revenue Anticipation
 Notes, Ser. B (final maturity date    MIG1/NR
 6/28/95)*..........................   SP1+/NR           4.14%     3/07/95         8,500      8,498,544
California Statewide Comm. Dev.
 Auth., Certificates of
 Participation, St. Joseph's Health    VMIG1/Aa
 (final maturity date 7/01/24)*.....    A1+/AA           3.70%     3/01/95         2,000      2,000,000

---------------
See Notes to Financial Statements.

                                       RATINGS+
                                       MOODY'S/                                PRINCIPAL
                                         S&P                     MATURITY       AMOUNT        VALUE
            DESCRIPTION               (UNAUDITED)     RATE         DATE          (000)       (NOTE 2)
------------------------------------  ----------    ---------    ---------     ---------   ------------
California Statewide Comm. Dev.
 Auth., Certificates of
 Participation, Uni Health (AMBAC
 Insured) (final maturity date         VMIG1/Aa
 8/04/00)*..........................    A1/AAA           4.10%     3/07/95     $   3,000   $  3,000,000
California Statewide Comm. Dev.
 Auth., Solid Waste Facilities Rev.
 Bonds (AMT) (final maturity date       NR/NR
 12/15/24)*.........................    A1/AAA           3.95%     3/01/95         5,000      5,000,000
                                        P1/Aa2
Chula Vista, Commercial Paper.......   A1+/AAA           4.15%     3/30/95         3,000      3,000,000
Chula Vista Industrial Development
 Rev., San Diego Gas and Electric
 Co., Ser. B (AMT) (final maturity     VMIG1/A1
 date 12/01/27)*....................    A1/A+            4.05%     3/07/95        11,000     11,000,000
Intercomm. Hosp. Finance Auth.
 Certificates of Participation
 (Prerefunded 8/1/95 at 103) (final     NR/NR
 maturity date 8/01/15).............    NR/AAA           9.75%     5/05/95         4,000      4,204,229
Kern County, Board of Education, Tax    NR/NR
 and Revenue Anticipation Notes.....   SP1+/NR           4.25%     6/30/95        10,000     10,017,560
Long Beach Memorial Health Facs.
 Rev., Memorial Health Services        VMIG1/A1
 (final maturity date 10/01/16)*....   A1+/AA-           3.90%     3/07/95         1,400      1,400,000
Los Angeles Certificates of
 Participation, Simon Wiesenthal
 Ctr., Series S (LC -- National
 Australia Bank) (final maturity       VMIG1/A
 date 6/01/95)*.....................    NR/NR            3.95%     3/07/95         2,700      2,700,000
Los Angeles County Tax and Revenue     VMIG1/NR
 Anticipation Notes.................    A1+/NR           4.50%     6/30/95         6,750      6,750,610
Los Angeles County Tax and Revenue     VMIG1/NR
 Anticipation Notes.................    A1+/NR           4.50%     7/10/95         5,800      5,818,071
Los Angeles County Tax and Revenue
 Commercial Paper (LC -- National       P1/Aa2
 Westminister)......................   A1+/AAA           4.10%     5/10/95         3,800      3,800,000
Los Angeles County Transportation
 Comm., Sales Tax Rev., Ser. A         VMIG1/Aa
 (final maturity date 7/01/12)*.....   A1+/AAA           3.70%     3/07/95        10,500     10,500,000
Los Angeles County Transportation
 Comm., Sales Tax Rev., Ser. A,        VMIG1/Aa
 Commercial Paper...................    A1+/NR           3.85%     3/07/95         5,000      5,000,000
Newport Beach Health Facility, Hoag
 Memorial Hospital (final maturity     VMIG1/A1
 date 10/01/22)*....................    A1/AA            3.75%     3/01/95         2,755      2,755,000
Orange County Improvement Bond,
 Dist. 88-1 (LC -- Industrial Bank
 of Japan and Fuji Bank) (final        VMIG1/A1
 maturity date 9/02/18)*............    A1+/A+           4.20%     3/01/95         9,000      9,000,000
Orange County Tax and Revenue
 Anticipation Notes, Ser. B*
 (LC -- Bank of America) (final         NR/NR
 maturity date 8/10/95)++...........    SP3/NR           4.24%     3/01/95         4,500      4,500,000

---------------
See Notes to Financial Statements.

                                       RATINGS+
                                       MOODY'S/                                PRINCIPAL
                                         S&P                     MATURITY       AMOUNT        VALUE
            DESCRIPTION               (UNAUDITED)     RATE         DATE          (000)       (NOTE 2)
------------------------------------  ----------    ---------    ---------     ---------   ------------
Pico Rivera Redevelopment Agency,
 Crossroads Plaza Project
 (LC -- Wachovia Bank, Atlanta)         NR/NR
 (final maturity date 12/01/10)*....    A1/AA+           3.75%     3/07/95     $   1,600   $  1,600,000
Riverside, California                   P1/Aa2
 Transportation, Commercial Paper...   A1+/AAA           3.80%     3/08/95         5,000      5,000,000
San Diego County,                       P1/Aa2
 Commercial Paper...................   A1+/AAA           3.90%     3/03/95         4,000      4,000,000
San Diego County Regional
 Transmission, Sales Tax Rev., Ser.
 A (FGIC Insured) (final maturity     VMIG1/Aaa
 date 4/01/08)*.....................   A1+/AAA           3.90%     3/07/95        10,000     10,000,000
San Diego Housing Auth.,
 La Cima Apartments, Ser. K
 (LC -- Daiwa Bank, Ltd.) (final       VMIG2/A3
 maturity date 12/01/08)*...........    NR/NR            4.50%     3/07/95         5,000      5,000,000
San Diego Housing Auth., Multifamily
 Housing (LC -- Citibank, NY) (final   VMIG1/A2
 maturity date 12/01/08)*...........    A2/NR            3.90%     3/07/95         4,000      4,000,000
San Francisco City and County,
 Multifamily Housing
 (LC -- Citibank, NY) (final            NR/NR
 maturity date 6/01/06)*............    A+/A1            3.75%     3/07/95         1,700      1,700,000
San Francisco City and County Tax      MIG1/NR
 and Revenue Anticipation Notes.....   SP1+/NR           4.25%     7/15/95         5,000      5,010,727
San Joaquin County Trans. Auth.,
 Sales Tax Revenue (LC -- Sumitomo
 Bank, LTD) (final maturity date       VMIG1/A1
 4/01/11)*..........................    A+/A1            3.90%     3/07/95         2,200      2,200,000
Santa Clara Electric Rev.,
 Ser. A (LC -- National Westminster
 Bank, PLC) (final maturity date       VMIG1/A2
 7/01/10)*..........................    NR/NR            3.80%     3/07/95         1,000      1,000,000
Simi Valley Multifamily Housing
 Rev., Cochran Street Project, Issue    NR/NR
 A (final maturity date 2/15/08)*...    NR/NR            3.95%     3/07/95         4,000      4,000,000
Southern California Public Power
 Auth., Power Project Rev. (final      VMIG1/Aa
 maturity date 7/01/04)*............    NR/NR            4.10%     3/07/95         6,500      6,500,000
Southern California Public Power
 Auth., Trans. Proj. Rev.
 (LC -- Swiss Bank) (final maturity   VMIG1/Aaa
 date 7/01/19)*.....................   A1+/AAA           3.70%     3/07/95         9,600      9,600,000

---------------
See Notes to Financial Statements.

                                       RATINGS+
                                       MOODY'S/                                PRINCIPAL
                                         S&P                     MATURITY       AMOUNT        VALUE
            DESCRIPTION               (UNAUDITED)     RATE         DATE          (000)       (NOTE 2)
------------------------------------  ----------    ---------    ---------     ---------   ------------
Vallejo Industrial Development
 Auth., Meyer Cookmare Ind., Ser. A
 (LC -- Mitsubishi Bank Ltd.) (AMT)     NR/NR
 (final maturity date 12/01/23)*....    A1+/AA           4.35%     3/07/95     $   3,300   $  3,300,000
                                                                                           ------------
TOTAL INVESTMENTS (AMORTIZED COST
 $272,837,256) -- 99.3%.............                                                        272,837,256
Other assets in excess of
 liabilities -- 0.7%................                                                          1,808,189
                                                                                           ------------
NET ASSETS -- 100.0%................                                                       $274,645,445
                                                                                           ==============

---------------

LC     -- Letter of credit.
AMT   -- Subject to Alternative Minimum Tax.
AMBAC -- American Municipal Bond Assurance Corporation.
FGIC   -- Financial Guaranty Insurance Company.
FRN   -- Floating rate note.
MBIA  -- Municipal Bond Insurance Association.
 * Variable rate security. Interest rates stated are as of February 28, 1995. Maturity date reflects the later of the next rate change date or the next put date.
 + The ratings provided consist of short-term and long-term ratings for both
   Moody's and S&P. The first row consists of the short-term/long-term Moody's ratings and the second row consists of short-term/long-term S&P ratings.
++ The Portfolio's investment adviser issued a letter of credit for this security, the market value of which was $675,000 at February 28, 1995. See
   Note 3 to Financial Statements.

  See Notes to Financial Statements.

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Assets and Liabilities
February 28, 1995
--------------------------------------------------------------------------------

                                                                           PRIME
                                                                            FUND
                                                                       --------------
ASSETS
  Investments in securities, at value (amortized cost
    $1,759,412,474, $920,829,528, $520,927,537, $282,965,881,
    $449,117,583 and $272,162,256, respectively)..................     $1,759,412,474
  Repurchase agreements (amortized cost $864,814,000,
    $945,084,000, $359,299,000, $0, $0 and $0, respectively)......        864,814,000
  Cash............................................................                 --
  Receivable for investment securities sold.......................                 --
  Receivable for portfolio shares sold............................                 --
  Interest receivable.............................................          6,338,971
  Deferred organization costs and prepaid expenses................            132,764
                                                                       --------------
Total assets......................................................      2,630,698,209
                                                                       --------------
LIABILITIES
  Advisory fees payable...........................................            200,830
  Administration fees payable.....................................            200,830
  Special management services fees payable (Pacific Horizon
    Shares).......................................................            261,931
  Service Organization fees payable (Horizon Service Shares)......            164,506
  Dividends payable...............................................          6,834,382
  Due to custodian................................................            479,832
  Payable for portfolio shares redeemed...........................          6,409,566
  Payable for investment securities purchased.....................                 --
  Accrued legal fees..............................................              5,087
  Other accrued expenses..........................................            713,847
                                                                       --------------
Total liabilities.................................................         15,270,811
                                                                       --------------
NET ASSETS........................................................     $2,615,427,398
                                                                       ==============
Shares Outstanding ($0.001 par value)
  Pacific Horizon Shares..........................................      1,130,071,352
  Horizon Shares..................................................        622,973,633
  Horizon Service Shares..........................................        864,561,312
                                                                       --------------
Total Shares Outstanding..........................................      2,617,606,297
                                                                       ==============
NET ASSET VALUE, OFFERING PRICE AND REDEMPTION PRICE PER SHARE....              $1.00
                                                                                 ====
COMPOSITION OF NET ASSETS:
  Shares of common stock, at par..................................     $    2,617,606
  Additional paid-in capital......................................      2,614,772,683
  Accumulated undistributed net investment income.................            983,944
  Accumulated net realized losses.................................         (2,946,835)
  Unrealized depreciation of investments..........................                 --
                                                                       --------------
NET ASSETS, FEBRUARY 28, 1995.....................................     $2,615,427,398
                                                                       ==============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                                    CALIFORNIA
                                              TREASURY          TAX-EXEMPT          TAX-EXEMPT
       TREASURY           GOVERNMENT            ONLY              MONEY            MONEY MARKET
         FUND                FUND               FUND               FUND                FUND
    --------------       ------------       ------------       ------------        ------------
    $  920,829,528       $520,927,537       $282,965,881       $449,117,583        $272,837,256
       945,084,000        359,299,000                 --                 --                  --
        94,972,531                 --              5,857          4,421,069                  --
                --                 --                 --         12,112,644           4,011,008
         9,098,217                 --                 --                 --                  --
         3,099,077          1,296,432          2,016,082          3,679,790           2,095,853
           116,768            213,286            147,196             32,543              21,751
    --------------       ------------       ------------       ------------        ------------
     1,973,200,121        881,736,255        285,135,016        469,363,629         278,965,868
    --------------       ------------       ------------       ------------        ------------
           150,574                 --             24,539             36,970              21,067
           150,574             16,666             24,539             36,970              21,067
           276,993             85,116             22,531              9,500              46,857
            63,741             50,250             39,178              7,877              17,400
         7,440,151          2,466,041            252,415          1,066,553              61,052
                --             93,908                 --                 --           4,064,019
                --                 --                 --                 --                  --
                --                 --                 --          9,711,008                  --
             4,640              4,821              4,769              4,709               5,703
            57,598             97,743             66,299             67,340              83,258
    --------------       ------------       ------------       ------------        ------------
         8,144,271          2,814,545            434,270         10,940,927           4,320,423
    --------------       ------------       ------------       ------------        ------------
    $1,965,055,850       $878,921,710       $284,700,746       $458,422,702        $274,645,445
    ==============       ============       ============       ============        ============
     1,132,768,968        355,202,069         90,373,860         37,463,587         186,654,642
       468,922,381        235,532,896                 --        381,910,056                  --
       363,911,318        289,114,358        194,441,752         39,168,103          88,008,624
    --------------       ------------       ------------       ------------        ------------
     1,965,602,667        879,849,323        284,815,612        458,541,746         274,663,266
    ==============       ============       ============       ============        ============
             $1.00              $1.00              $1.00              $1.00               $1.00
              ====               ====               ====               ====                ====
    $    1,965,603       $    879,849       $    284,816       $    458,542        $    274,663
     1,962,661,377        878,969,474        284,530,796        458,083,204         274,999,483
           667,877            148,038                 --                 --              62,301
          (239,007)        (1,075,651)          (114,866)          (119,044)            (16,002)
                --                 --                 --                 --            (675,000)
    --------------       ------------       ------------       ------------        ------------
    $1,965,055,850       $878,921,710       $284,700,746       $458,422,702        $274,645,445
    ==============       ============       ============       ============        ============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Operations
For the year ended February 28, 1995
--------------------------------------------------------------------------------

                                                                           PRIME
                                                                            FUND
                                                                        ------------
INVESTMENT INCOME
  Interest........................................................      $150,199,956
                                                                        ------------
Expenses
  Advisory fees...................................................         3,250,830
  Administration fees.............................................         3,315,268
  Special management services fees
    (Pacific Horizon Shares)......................................         3,464,984
  Service Organization fees
    (Horizon Service Shares)......................................         2,115,780
  Custodian fees and expenses.....................................           301,640
  Transfer agent fees and expenses................................           295,181
  Registration fees...............................................           143,892
  Insurance expense...............................................           131,123
  Membership fees.................................................            90,323
  Audit fees......................................................            57,443
  Legal fees......................................................            48,539
  Reports to shareholders.........................................            43,521
  Directors' fees.................................................            23,318
  Amortization of organization costs..............................                --
  Other expenses..................................................            17,573
                                                                        ------------
                                                                          13,299,415
Less: Fee waivers and expense reimbursements......................        (1,869,860)
                                                                        ------------
                                                                          11,429,555
                                                                        ------------
Net Investment Income.............................................       138,770,401
REALIZED (LOSS) GAIN ON INVESTMENTS
  Net realized (loss) gain on securities transactions.............       (70,528,584)
  Net change in unrealized depreciation of investments............                --
                                                                        ------------
Net realized (loss) gain on investments...........................       (70,528,584)
                                                                        ------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS..............      $ 68,241,817
                                                                        ============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                                    CALIFORNIA
                                                                    TAX-EXEMPT
                                     TREASURY       TAX-EXEMPT        MONEY
     TREASURY       GOVERNMENT         ONLY            MONEY          MARKET
       FUND            FUND            FUND            FUND            FUND
    -----------     -----------     -----------     -----------     ----------
    $97,394,843     $31,025,824     $13,378,512     $15,869,219     $9,295,308
    -----------     -----------     -----------     -----------     ----------
      2,140,125         649,374         301,618         513,567        301,964
      2,140,125         649,374         301,618         513,567        301,964
      3,830,002         774,259         191,572         135,034        639,503
        989,269         590,188         604,380         103,606        255,299
        326,857         147,722          77,719         100,521         78,788
         56,762          83,054          64,178          75,450         66,926
         91,034              --          24,880          52,871             --
         73,454          17,535          10,027          14,952          9,749
         40,447              --           1,284           3,989          2,209
         44,754          27,481          32,013          45,198         53,534
         23,875          27,770          20,951          42,790         22,480
         30,000          28,114          28,792          51,019         24,283
         22,408          23,093          22,179          21,538         23,388
             --              --          26,543              --          5,106
         13,963           6,567           8,926          23,892          4,492
    -----------     -----------     -----------     -----------     ----------
      9,823,075       3,024,531       1,716,680       1,697,994      1,789,685
             --        (513,473)        (16,626)        (23,222)            --
    -----------     -----------     -----------     -----------     ----------
      9,823,075       2,511,058       1,700,054       1,674,772      1,789,685
    -----------     -----------     -----------     -----------     ----------
     87,571,768      28,514,766      11,678,458      14,194,447      7,505,623
        505,457      (6,104,207)        (48,264)        (29,085)        31,226
             --              --              --              --       (675,000)
    -----------     -----------     -----------     -----------     ----------
        505,457      (6,104,207)        (48,264)        (29,085)      (643,774)
    -----------     -----------     -----------     -----------     ----------
    $88,077,225     $22,410,559     $11,630,194     $14,165,362     $6,861,849
    ===========     ===========     ===========     ===========     ==========

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets
--------------------------------------------------------------------------------

                                                                    PRIME FUND
                                                      --------------------------------------
                                                                    YEAR ENDED
                                                      --------------------------------------
                                                        FEBRUARY 28,         FEBRUARY 28,
                                                            1995                 1994
                                                      ----------------     -----------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income............................    $    138,770,401     $     426,788,773
 Net realized (loss) gain on securities
   transactions...................................         (70,528,584)           (9,624,856)
                                                      ----------------     -----------------
Net increase in net assets resulting from
 operations.......................................          68,241,817           417,163,917
                                                      ----------------     -----------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME
 Pacific Horizon Shares...........................         (45,136,378)          (33,987,808)
 Horizon Shares...................................         (56,633,687)         (368,842,704)
 Horizon Service Shares...........................         (36,337,275)          (23,826,386)
                                                      ----------------     -----------------
Total dividends to shareholders from net
 investment income................................        (138,107,340)         (426,656,898)
                                                      ----------------     -----------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED
 GAINS
 Pacific Horizon Shares...........................                  --               (28,939)
 Horizon Shares...................................                  --              (240,001)
 Horizon Service Shares...........................                  --               (19,780)
                                                      ----------------     -----------------
Total distributions to shareholders from net
 realized gains...................................                  --              (288,720)
                                                      ----------------     -----------------
PORTFOLIO SHARE TRANSACTIONS
 (at $1.00 per share) (Note 5)
 Net proceeds from shares subscribed..............      22,779,590,840       127,421,725,627
 Net asset value of shares issued to shareholders
   in reinvestment of dividends and
   distributions..................................          44,544,475            57,806,131
 Cost of shares redeemed..........................     (26,110,723,254)     (133,660,879,565)
                                                      ----------------     -----------------
 Net (decrease) increase in net assets from
   Portfolio share transactions...................      (3,286,587,939)       (6,181,347,807)
                                                      ----------------     -----------------
 Increase due to capital contribution from
   investment advisor (Note 3)....................          77,411,877                    --
                                                      ----------------     -----------------
TOTAL (DECREASE) INCREASE.........................      (3,279,041,585)       (6,191,129,508)
NET ASSETS
 Beginning of year................................       5,894,468,983        12,085,598,491
                                                      ----------------     -----------------
 End of year (Including undistributed net
   investment income of $983,944 and $320,883,
   respectively, for the Prime Fund, $667,877 and
   $667,877, respectively, for the Treasury Fund,
   and $148,038 and $0, respectively, for the
   Government Fund)...............................    $  2,615,427,398     $   5,894,468,983
                                                       ===============      ================

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

               TREASURY FUND                          GOVERNMENT FUND
    -----------------------------------     -----------------------------------
                YEAR ENDED                              YEAR ENDED
    -----------------------------------     -----------------------------------
     FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,        FEBRUARY 28,
         1995                1994                1995                1994
    ---------------     ---------------     ---------------     ---------------
    $    87,571,768     $    73,382,362     $    28,514,766     $    27,035,580
            505,457            (613,607)         (6,104,207)           (471,444)
    ---------------     ---------------     ---------------     ---------------
         88,077,225          72,768,755          22,410,559          26,564,136
    ---------------     ---------------     ---------------     ---------------
        (47,797,370)        (43,438,611)        (10,270,344)         (3,676,002)
        (23,889,473)        (16,671,193)         (7,955,039)        (12,774,440)
        (15,884,925)        (13,272,558)        (10,141,345)        (10,585,138)
    ---------------     ---------------     ---------------     ---------------
        (87,571,768)        (73,382,362)        (28,366,728)        (27,035,580)
    ---------------     ---------------     ---------------     ---------------
                 --                  --                  --                  --
                 --                  --                  --                  --
                 --                  --                  --                  --
    ---------------     ---------------     ---------------     ---------------
                 --                  --                  --                  --
    ---------------     ---------------     ---------------     ---------------
      8,879,909,861      12,103,081,433       5,672,050,494       6,629,378,510
          9,576,672           7,176,901           9,946,142          10,124,130
     (9,531,263,412)    (12,228,498,572)     (5,652,649,134)     (5,789,000,819)
    ---------------     ---------------     ---------------     ---------------
       (641,776,879)       (118,240,238)         29,347,502         850,501,821
    ---------------     ---------------     ---------------     ---------------
                 --                  --           5,500,000                  --
    ---------------     ---------------     ---------------     ---------------
       (641,271,422)       (118,853,845)         28,891,333         850,030,377
      2,606,327,272       2,725,181,117         850,030,377                  --
    ---------------     ---------------     ---------------     ---------------
    $ 1,965,055,850     $ 2,606,327,272     $   878,921,710     $   850,030,377
     ==============      ==============      ==============      ==============

PACIFIC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Statement of Changes in Net Assets (continued)
--------------------------------------------------------------------------------

                                                                   TREASURY ONLY FUND
                                                           ----------------------------------
                                                                       YEAR ENDED
                                                           ----------------------------------
                                                            FEBRUARY 28,        FEBRUARY 28,
                                                                1995                1994
                                                           ---------------     --------------
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS
 Net investment income.................................    $    11,678,458     $    5,237,768
 Net realized (loss) gain on securities transactions...            (48,264)           (66,602)
 Net change in unrealized depreciation of
   investments.........................................                 --                 --
                                                           ---------------     --------------
 Net increase in net assets resulting from
   operations..........................................         11,630,194          5,171,166
                                                           ---------------     --------------
DIVIDENDS TO SHAREHOLDERS FROM NET INVESTMENT
 INCOME
 Pacific Horizon Shares................................         (2,335,606)        (1,701,974)
 Horizon Shares........................................                 --                 --
 Horizon Service Shares................................         (9,342,852)        (3,535,794)
                                                           ---------------     --------------
Total dividends to shareholders from net investment
 income................................................        (11,678,458)        (5,237,768)
                                                           ---------------     --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM NET REALIZED GAINS
 Pacific Horizon Shares................................                 --                 --
 Horizon Shares........................................                 --                 --
 Horizon Service Shares................................                 --                 --
                                                           ---------------     --------------
Total distributions to shareholders from net realized
 gains.................................................                 --                 --
                                                           ---------------     --------------
PORTFOLIO SHARE TRANSACTIONS
 (at $1.00 per share) (Note 5)
 Net proceeds from shares subscribed...................      1,440,503,813      1,310,804,062
 Net asset value of shares issued to shareholders in
   reinvestment of dividends and distributions.........          9,877,274          4,117,763
 Cost of shares redeemed...............................     (1,509,340,461)      (971,146,839)
                                                           ---------------     --------------
 Net (decrease) increase in net assets from Portfolio
   share transactions..................................        (58,959,374)       343,774,986
                                                           ---------------     --------------
 Increase due to capital contribution from
   investment advisor (Note 3).........................                 --                 --
                                                           ---------------     --------------
TOTAL (DECREASE) INCREASE..............................        (59,007,638)       343,708,384
NET ASSETS
 Beginning of year.....................................        343,708,384                 --
                                                           ---------------     --------------
 End of year (Including undistributed net investment
   income of $62,301 and $62,301, respectively, for the
   California Tax-Exempt Money Market Fund)............    $   284,700,746     $  343,708,384
                                                            ==============      =============

---------------
See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                                 CALIFORNIA TAX-EXEMPT
           TAX-EXEMPT MONEY FUND                   MONEY MARKET FUND
    -----------------------------------     -------------------------------
                YEAR ENDED                            YEAR ENDED
    -----------------------------------     -------------------------------
     FEBRUARY 28,        FEBRUARY 28,       FEBRUARY 28,      FEBRUARY 28,
         1995                1994               1995              1994
    ---------------     ---------------     -------------     -------------
    $    14,194,447     $    10,932,468     $   7,505,623     $   5,585,153
            (29,085)            (75,030)           31,226            (5,858)
                 --                  --          (675,000)               --
    ---------------     ---------------     -------------     -------------
         14,165,362          10,857,438         6,861,849         5,579,295
    ---------------     ---------------     -------------     -------------
         (1,041,419)           (559,450)       (4,948,021)       (3,258,550)
        (12,086,919)         (9,443,879)               --                --
         (1,066,109)           (929,139)       (2,557,602)       (2,326,603)
    ---------------     ---------------     -------------     -------------
        (14,194,447)        (10,932,468)       (7,505,623)       (5,585,153)
    ---------------     ---------------     -------------     -------------
                 --                (483)               --                --
                 --              (5,706)               --                --
                 --                (652)               --                --
    ---------------     ---------------     -------------     -------------
                 --              (6,841)               --                --
    ---------------     ---------------     -------------     -------------
      2,768,641,200       2,445,465,664       826,241,285     1,015,146,224
          2,002,123           1,173,533         6,810,381         5,326,222
     (2,924,830,407)     (2,267,453,580)     (885,907,562)     (821,444,729)
    ---------------     ---------------     -------------     -------------
       (154,187,084)        179,185,617       (52,855,896)      199,027,717
    ---------------     ---------------     -------------     -------------
                 --                  --           675,000                --
    ---------------     ---------------     -------------     -------------
       (154,216,169)        179,103,746       (52,824,670)      199,021,859
        612,638,871         433,535,125       327,470,115       128,448,256
    ---------------     ---------------     -------------     -------------
    $   458,422,702     $   612,638,871     $ 274,645,445     $ 327,470,115
     ==============      ==============      ============      ============

PACIF IC HORIZON FUNDS, INC.
--------------------------------------------------------------------------------

Notes to Financial Statements
--------------------------------------------------------------------------------

NOTE 1 -- GENERAL

    Pacific Horizon Funds, Inc. (the "Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended (the "Act"), as an open-end management investment company. At February 28, 1995, the Fund operated as a series company comprising sixteen portfolios. The accompanying financial statements and notes are those of the Pacific Horizon Prime Fund (the "Prime Fund"), Pacific Horizon Treasury Fund (the "Treasury Fund"), Pacific Horizon Government Fund (the "Government Fund"), Pacific Horizon Treasury Only Fund (the "Treasury Only Fund"), Horizon Tax-Exempt Money Fund (the "Tax-Exempt Fund") and Pacific Horizon California Tax-Exempt Money Market Fund (the "California Tax-Exempt Fund") (collectively, the "Portfolios") only.

    On March 1, 1993, the First Funds of America -- Money Market Fund (the "Money Market Fund") and the First Cash Funds of America -- Money Market Portfolio (the "Money Market Portfolio") were reorganized with the Prime Fund, in a tax-free reorganization. In addition, the First Funds of America -- Eagle California Tax-Free Money Fund (the "Eagle Fund") and the First Cash Funds of America -- California Tax-Free Portfolio (the "Tax-Free Portfolio") were reorganized with the California Tax-Exempt Fund, in a tax-free reorganization. Pursuant to the terms of the reorganization, the Money Market Fund and the Money Market Portfolio transferred all of their assets and liabilities to the Prime Fund in exchange for Pacific Horizon Shares and Horizon Service Shares, respectively, of the Prime Fund with a value equivalent to the net value of the assets and liabilities so transferred, and the Eagle Fund and the Tax-Free Portfolio transferred all of their assets and liabilities to the California Tax-Exempt Fund in exchange for Pacific Horizon Shares and Horizon Service Shares, respectively, of the California Tax-Exempt Fund with a value equivalent to the net value of the assets and liabilities so transferred. In connection with the reorganization, the Money Market Fund's shareholders received 111,317,819 Pacific Horizon Shares of the Prime Fund, the Money Market Portfolio's shareholders received 117,295,030 Horizon Service Shares of the Prime Fund, the Eagle Fund's shareholders received 38,542,853 Pacific Horizon Shares of the California Tax-Exempt Fund and the Tax-Free Portfolio's shareholders received 122,765,767 Horizon Service Shares of the California Tax-Exempt Fund. The aggregate net assets of the Money Market Fund, Money Market Portfolio and the Prime Fund immediately prior to the reorganization were $111,303,842, $117,286,909 and $12,085,598,491, respectively, while the aggregate net assets of the California Tax-Exempt Fund, Eagle Fund and Tax Free Portfolio immediately prior to the reorganization were $128,448,256, $38,540,835 and $122,760,649, respectively. Immediately following the reorganization, the net assets of the Prime Fund and the California Tax-Exempt Fund were $12,314,189,242 and $289,749,740, respectively. As a result of this reorganization, the California Tax-Exempt Fund began offering two classes of shares -- Pacific Horizon Shares and Horizon Service Shares.

    Also on March 1, 1993, the First Funds of America -- Government Money Fund (the "Government Money Fund") and the First Cash Funds of America -- Government Portfolio (the "Government Portfolio") were reorganized with the Government Fund, a new portfolio of the Fund, in a tax-free reorganization. Additionally, the First Funds of America -- Treasury Money Fund (the "Treasury Money Fund") and the First Cash Funds of America -- Treasury Portfolio (the "Treasury Portfolio") were reorganized with the Treasury Only Fund, a new portfolio of the Fund, in a tax-free reorganization. Pursuant to the terms of the reorganization, the Government Money Fund and the Government Portfolio transferred all of their assets and liabilities to the Government Fund in exchange for Pacific Horizon Shares and Horizon Service Shares, respectively, of the Government Fund, and the Treasury Money Fund and the Treasury Portfolio transferred all of their assets and liabilities to the Treasury Only Fund in exchange for Pacific Horizon Shares and Horizon Service Shares, respectively, of the Treasury Only Fund with values equivalent to the net values of the assets and liabilities so transferred. Pursuant to the terms of these reorganizations, the Government Money Fund's shareholders received 102,576,278 Pacific Horizon Shares of the Government Fund, the Government Portfolio's shareholders received 228,679,171 Horizon Service Shares of the Government Fund, the Treasury Money Fund's shareholders received 35,556,959 Pacific Horizon Shares of the Treasury Only Fund and the Treasury Portfolio's shareholders received 123,669,191 Horizon Service Shares of the Treasury Only Fund. The aggregate net assets of the Government Money Fund, Government Portfolio and the Government Fund immediately before the reorganization were $102,576,278, $228,679,191 and $0, respectively, while the aggregate net assets of the Treasury Money Fund, Treasury Portfolio and the Treasury Only Fund immediately before the reorganization were $35,556,959, $123,669,191 and $0, respectively. Immediately following the reorganization, the net assets of the Government Fund and the Treasury Only Fund were $331,255,469 and $159,226,150, respectively.

    On July 9, 1993, the Pacific Horizon Tax-Exempt Money Market Fund (the "Pacific Horizon Tax-Exempt Fund") was reorganized with the Tax-Exempt Fund, in a tax-free reorganization. Pursuant to the terms of the reorganization, the Pacific Horizon Tax-Exempt Fund transferred all of its assets and liabilities to the Tax-Exempt Fund in exchange for Pacific Horizon Shares of the Tax-Exempt Fund. In connection with the reorganization, the Pacific Horizon Tax-Exempt Fund's shareholders received 81,863,804 Pacific Horizon Shares of the Tax-Exempt Fund. The aggregate net assets of the Tax-Exempt Fund and Pacific Horizon Tax-Exempt Fund immediately before the reorganization were $433,140,827 and $81,797,662, respectively. Immediately following the reorganization, the net assets of the Tax-Exempt Fund were $514,938,489. As a result of this reorganization the Tax-Exempt Fund began issuing three classes of shares -- Pacific Horizon Shares, Horizon Shares and Horizon Service Shares.

    The Prime Fund, the Government Fund, the Treasury Fund and the Tax-Exempt Fund issue three classes of shares (Pacific Horizon Shares, Horizon Shares and Horizon Service Shares) while the Treasury Only Fund and the California Tax-Exempt Fund issue two classes of shares (Pacific Horizon Shares and Horizon Service Shares). Pacific Horizon Shares, Horizon Shares and Horizon Service Shares are substantially the same except that Pacific Horizon Shares bear the fees payable under the Fund's Special Management Services Agreement at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares while Horizon Service Shares bear the fees payable, under the Shareholder Services Plan, to institutions ("Service Organizations"), that provide support services to their clients who beneficially own such shares. Such fees are payable at an annual rate of 0.25% of the average daily net asset value of the outstanding Horizon Service Shares.

    Bank of America National Trust and Savings Association ("Bank of America"), a subsidiary of BankAmerica Corporation, serves as the Fund's investment adviser. Concord Holding Corporation ("Concord") serves as the Fund's administrator and Concord Financial Group, Inc. (the "Distributor"), a wholly-owned subsidiary of Concord, serves as the distributor of the Fund's shares.

    Prior to April 22, 1992, Security Pacific National Bank ("Security Pacific") served as the Fund's investment adviser. On that date, Security Pacific's parent corporation, Security Pacific Corporation, merged with BankAmerica Corporation, and contemporaneously with that merger Security Pacific merged with Bank of America. As a result of these mergers, Bank of America began providing such investment advisory services to the Fund as of April 22, 1992. Bank of America and Security Pacific provide or provided such investment advisory services to the Portfolios on substantially identical terms (including the same fees rates) as described below in Note 3.

    On March 29, 1995, a merger agreement was approved by the Shareholders of Concord whereby Concord became BISYS Investment Services, Inc., a wholly owned subsidiary of the BISYS Group, Inc. ("BISYS"). BISYS serves as administrator and distributor to the Fund on substantially identical terms as described below in
Note 3.

NOTE 2 -- SIGNIFICANT ACCOUNTING POLICIES

    Each Portfolio seeks to maintain a net asset value per share of $1.00, although there is no assurance that it will be able to do so on a continuous basis, and has adopted certain investment, portfolio valuation and dividend and distribution policies designed to enable it to do so.

A) PORTFOLIO VALUATIONS:

    Portfolio securities are valued at amortized cost, which approximates market value. The amortized cost method involves valuing a security at its cost on the date of purchase and thereafter assuming a constant amortization to maturity of the difference between the principal amount due at maturity and cost.

B) SECURITIES TRANSACTIONS AND INVESTMENT INCOME:

    Securities transactions are recorded on a trade date basis. Realized gains and losses from securities transactions are recorded on the identified cost basis. Interest income, including accretion of discount (for the Prime Fund, Treasury Fund, Government Fund and Treasury Only Fund only) and amortization of premium, is accrued daily.

C) REPURCHASE AGREEMENTS (PRIME FUND, TREASURY FUND, AND GOVERNMENT FUND):

    The Fund's custodian and other banks acting in a subcustodian capacity take possession of the collateral pledged for investments in repurchase agreements. The underlying collateral is valued daily on a mark-to-market basis to determine that the value, including accrued interest, is not less than 102% of the repurchase price, including accrued interest. In the event of the seller's default of the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

D) DIVIDENDS TO SHAREHOLDERS:

    Dividends are declared daily to shareholders of record at the close of business on the day of declaration and paid monthly. Distributions of net realized gains, if any, will be paid at least annually. However, to the extent that net realized gains of any Portfolio can be offset by capital loss carryovers from that Portfolio, such gains will not be distributed. Dividends and distributions are recorded by each Portfolio on the ex-dividend date.

    The amounts of dividends from net investment income and of distributions from net realized gains are determined in accordance with federal income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences do not require reclassification.

E) FEDERAL INCOME TAXES:

    For federal income tax purposes, each Portfolio is treated as a separate entity for the purpose of determining the Portfolio's qualification as a regulated investment company under the Internal Revenue Code (the "Code"). It is the policy of the Fund that each Portfolio comply with the requirements of the Code applicable to regulated investment companies, including the requirement that each Portfolio distribute substantially all of its taxable income to shareholders. Therefore, no federal income tax provision is required. It is the policy of the Tax-Exempt Fund and the California Tax-Exempt Fund to qualify as regulated investment companies which can distribute tax-exempt dividends by complying with the requirements of the Code. At February 28, 1995, the cost of securities in each Portfolio for federal income tax purposes was substantially the same as for financial reporting purposes.

    At February 28, 1995, the following Portfolios had the following capital loss carryovers:

                                                         CAPITAL
                                                           LOSS
                       FUND                             CARRYOVER       EXPIRATION DATE
--------------------------------------------------      ----------      ----------------
Prime Fund........................................      $   22,098            1999
                                                         1,171,786            2002
                                                         1,570,608            2003
                                                        ----------
                                                        $2,764,492
                                                        ==========
Treasury Fund.....................................      $  239,007            2002
                                                        ==========
Government Fund...................................      $  129,811            2002
                                                           943,990            2003
                                                        ----------
                                                        $1,073,801
                                                        ==========
Treasury Only Fund................................      $   21,276            2002
                                                            92,145            2003
                                                        ----------
                                                        $  113,421
                                                        ==========
Tax-Exempt Fund...................................      $   35,348            1997
                                                            16,664            1998
                                                            14,011            2000
                                                            71,218            2002
                                                            19,132            2003
                                                        ----------
                                                        $  156,373
                                                        ==========
California Tax-Exempt Fund........................      $    5,893            2001
                                                             6,223            2002
                                                        ----------
                                                        $   12,116
                                                        ==========

    To the extent these capital loss carryovers are used to offset future net realized gains on securities transactions, the gains so offset will not be distributed to shareholders, to the extent provided by the regulations under the Code. Capital losses incurred after October 31, 1994 and within the fiscal year are deemed to arise on the first business day of the following fiscal year. The Government Fund, California Tax-Exempt Fund and Tax-Exempt Money Fund incurred and elected to defer such losses of $2,264, $4,545 and $11,080, respectively. Additionally, the Treasury Fund and California Tax-Exempt Fund utilized $21,681 and $35,692, respectively, of capital loss carryovers during the year ended February 28, 1995.

F) OTHER:

    The Fund accounts separately for the assets, liabilities and operations of each Portfolio. Expenses directly attributable to each Portfolio are charged to that Portfolio, while expenses which are attributable to more than one portfolio of the Fund are allocated among the respective portfolios. The investment income and the expenses (other than expenses incurred under the Special Management Services Agreement and Shareholder Services Plan) of each Portfolio are allocated to the separate classes of shares based upon their relative net asset value.

NOTE 3 -- AGREEMENTS AND OTHER TRANSACTIONS WITH AFFILIATES

    The Portfolios have an Investment Advisory Agreement with Bank of America and a Basic Administrative Services Agreement with Concord. Bank of America is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $3 billion of net assets, plus 0.09% of each Portfolio's next $2 billion of net assets, plus 0.08% of each Portfolio's net assets in excess of $5 billion. Concord is entitled to a fee from each Portfolio, which is accrued daily and payable monthly, at an annual rate of 0.10% of each Portfolio's first $7 billion of net assets, plus 0.09% of each Portfolio's next $3 billion of net assets plus 0.08% of each Portfolio's net assets in excess of $10 billion. For the year ended February 28, 1995, Bank of America and Concord voluntarily waived fees from the Prime Fund, the Government Fund, the Treasury Only Fund and the Tax-Exempt Fund in the following amounts:

                                                                   BANK OF
                                                                   AMERICA     CONCORD
                                                                  ---------   ---------
Prime Fund....................................................... $ 920,627   $ 949,233
Government Fund..................................................   313,740     185,733
Treasury Only Fund...............................................     8,313       8,313
Tax-Exempt Fund..................................................    11,611      11,611

    In addition, for the year ended February 28, 1995, Bank of America agreed to reimburse other operating expenses of the Government Fund in the amount of $14,000.

    The agreements provide that if, in any fiscal year, the aggregate expenses of any Portfolio (generally excluding interest, taxes, brokerage commissions and extraordinary expenses) exceed the most restrictive expense limitation of any state having jurisdiction over that Portfolio, then Bank of America and Concord will reimburse the Portfolio for any such excess expenses. As of February 28, 1995, the most restrictive expense limitation is believed to limit expenses to 2.5% of the first $30 million of each Portfolio's average daily net assets, plus 2.0% of the next $70 million of such assets plus 1.5% of such assets in excess of $100 million. The agreements provide that such reimbursements will be estimated and paid on a monthly basis. No reimbursement was required for the year ended February 28, 1995.

    The Portfolios have entered into a Special Management Service Agreement ("Services Agreement") pursuant to which they have agreed to pay Bank of America and Concord a fee for various services relating to the Pacific Horizon Shares. The special management services fee is accrued daily at an annual rate of 0.32% of the average daily net asset value of the outstanding Pacific Horizon Shares of each Portfolio, and is borne solely by the Pacific Horizon Shares. For the year ended February 28, 1995, the Portfolios were advised that

Concord, Bank of America and their affiliates earned the following amounts pursuant to the Services Agreement:

                                                                            AFFILIATES OF
                                           BANK OF             AFFILIATES      BANK OF
                   FUND                    AMERICA   CONCORD   OF CONCORD      AMERICA
------------------------------------------ -------   -------   ----------   -------------
Prime Fund................................ $18,906   $65,326    $268,593     $ 3,112,159
Treasury Fund.............................  9,031    28,381       40,665       3,751,925
Government Fund...........................     --       135           --         774,124
Treasury Only Fund........................  1,581     1,779          287         187,925
Tax-Exempt Fund...........................  1,062     8,273           --         125,664
California Tax-Exempt Fund................  2,892     9,701       21,474         605,436

    The Portfolios have also adopted a Shareholder Services Plan (the "Horizon Service Plan") pursuant to which Service Organizations agree to provide certain services to their clients who are the beneficial owners of Horizon Service Shares in return for payment by the Portfolios of a fee at an annual rate of 0.25% of the average daily net asset value of the Horizon Service Shares outstanding from time to time. These payments are borne solely by the Horizon Service Shares. Service Organizations may include the Distributor, Bank of America and their affiliates. For the year ended February 28, 1995, the Portfolios were advised that affiliates of Bank of America earned the following amounts pursuant to the Horizon Service Plan:

                                  FUND
-------------------------------------------------------------------------
Prime Fund...............................................................   $ 391,875
Treasury Fund............................................................     224,434
Government Fund..........................................................     132,934
Treasury Only Fund.......................................................     569,889
Tax-Exempt Fund..........................................................      28,442
California Tax-Exempt Fund...............................................     251,505

    During the period from May 6, 1994 through July 12, 1994, the advisor voluntarily contributed capital to the Prime Fund and the Government Fund in the aggregate amount of approximately $77.4 million and $5.5 million, respectively. The adviser received no shares of common stock or other consideration in exchange for these contributions which increased net asset value. For tax purposes, these capital contributions were applied against the realized losses for the year ended February 28, 1995. Accordingly, such amounts have been reclassified from additional paid-in capital against accumulated net realized losses in the Statement of Assets and Liabilities.

    During the year ended February 28, 1995, Bank of America issued a letter of credit which guaranteed California Tax-Exempt Fund the payment of principal and interest by an issuer of a security issued by Orange County California that was held by the California Tax-Exempt Fund. This letter of credit enabled the security, together with the letter of credit, to be valued at par, which was approximately $675,000 in excess of the security's fair market value on the date of issuance of the letter of credit. As this letter of credit was issued by Bank of America, the increase in value is deemed to be a voluntary contribution of capital. Bank of America received no consideration for the issuance of this letter of credit.

    For the year ended February 28, 1995, the Treasury Fund, Prime Fund, Government Fund, Treasury Only Fund, Tax-Exempt Fund and California Tax-Exempt Fund incurred legal charges totaling $23,875, $48,539, $27,770, $20,951, $42,790 and $22,480, respectively, which were earned by a law firm, a partner of which serves as Secretary to the Fund. Certain officers of the Fund are "affiliated persons" (as defined in the Act) of Concord.

    Concord Financial Services Inc., a wholly owned subsidiary of Concord Holding Corp., acts as transfer agent for the Horizon class of shares for the Portfolios. For the year ended February 28, 1995 Concord Financial Services received $27,063, $19,693, $17,873 and $18,221, respectively, from the Prime Fund, Treasury Fund, Government Fund and Tax-Exempt Fund.

NOTE 4 -- DIRECTORS' COMPENSATION

    For services as a director to all of the Fund's 16 investment portfolios, last year through October 31, 1994 each director was entitled to receive a retainer determined at the annual rate of $60,000 and the Chairman of the Board was entitled to receive an additional annual retainer of $40,000. Effective November 1, 1994, the annual retainer for the Chairman was increased to $50,000 and all directors (including the Chairman) agreed to waive $10,000 of their annual retainer. This waiver remained in effect until February 28, 1995. Total charges for directors' fees incurred for the year ended February 28, 1995 by the Portfolios were as follows:

    Prime Fund.......................................................     $ 23,318
    Treasury Fund....................................................       22,408
    Government Fund..................................................       23,093
    Treasury Only Fund...............................................       22,179
    Tax-Exempt Fund..................................................       21,538
    California Tax-Exempt Fund.......................................       23,388

    As of March 1, 1995, each director is entitled to an annual retainer of $25,000, plus $1,000 for each day the director participates in all or part of a Board or Committee meeting and the Chairman of each Committee receives a retainer of $1,000 for services as Chairman of the Committee. In addition, the Fund's President is entitled to an annual salary of $40,000 for services as President.

    The Board also established a retirement plan (the "Retirement Plan") for Directors. The Retirement Plan provides that each Director who dies or resigns after five years of service as a director will be entitled to receive ten annual payments each equal to the greater of: (i) 50% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or
(ii) 50% of the annual Director's retainer then in effect for Directors of the

Fund during the year of such payment. A Director who dies or resigns after nine years of service as a director will be entitled to receive ten annual payments equal to the greater of: (i) 100% of the annual Director's retainer that was payable during the year of that Director's death or resignation, or (ii) 100% of the annual Director's retainer then in effect for Directors of the Fund during the year of such payment. In addition, the amount payable each year to a Director who dies or resigns shall be increased by $1,000 for each year of service that the Director served as Chairman of the Board. Each Director may receive any benefits payable under the Retirement Plan, at his or her election, either in one lump sum payment or ten annual installments. A Director's years of service for the purpose of calculating the payments described above shall be based upon service as a Director or Chairman after February 28, 1994.

NOTE 5 -- CONCENTRATION OF CREDIT RISK

    The Prime Fund invests substantially all of its assets in a diversified portfolio of high quality U.S. dollar-denominated money market instruments as disclosed in the portfolio of investments by security type. The issuers' abilities to meet their obligations may be affected by domestic and foreign economic, regional and political developments.

    The Prime Fund had the following concentrations by industry sector at February 28, 1995 (as a percentage of total investment):

    Repurchase Agreements..............................................    33.0%
    Banking............................................................    22.6
    Brokerage Services.................................................    16.8
    Finance Companies..................................................     6.8
    Automobiles........................................................     3.8
    Conglomerates......................................................     3.8
    Federal Agency Notes...............................................     3.6
    Leasing............................................................     2.0
    Publishing.........................................................     1.7
    Agriculture........................................................     1.5
    Telecommunications.................................................     1.5
    Pharmaceuticals....................................................     1.1
    Photographic Products..............................................     1.0
    Oil and Gas........................................................     0.8
                                                                          -----
                                                                          100.0%
                                                                          =====

    The Tax-Exempt Fund invests substantially all of its assets in a diversified portfolio of tax-exempt debt obligations. The California Tax-Exempt Fund invests substantially all of its assets in a nondiversified portfolio of tax-exempt debt obligations primarily consisting of issuers in the state of California. The issuers' abilities to meet their obligations may be affected by economic, regional or political developments.

    The Tax-Exempt Fund and the California Tax-Exempt Fund had the following concentrations by industry sector at February 28, 1995 (as a percentage of total investments):

                                                                            CALIFORNIA
                                                                TAX-EXEMPT  TAX-EXEMPT
                                                                FUND        FUND
                                                                -----       -----
Revenue Anticipation
  Notes....................................................      24.9%       21.1%
General Obligations........................................      13.7         9.2
Pollution Control..........................................      11.6        17.4
Education Facilities.......................................       9.7          --
Power Projects.............................................       9.2         7.5
Health and Medical
  Facilities...............................................       8.6         5.7
Industrial Developments....................................       5.7         9.7
Housing Developments.......................................       4.5         6.5
Airport Facilities.........................................       3.3          --
Air Transportation.........................................       2.7          --
Water Projects.............................................       2.5          --
Transit Projects...........................................       1.8         9.1
Hospital Supplies..........................................       1.2          --
Health Care & Hospital Management..........................       0.3          --
Tax and Revenue Anticipation Notes.........................       0.3          --
Transportation.............................................        --         8.0
Certificates of Participation..............................        --         5.8
                                                                -----       -----
                                                                100.0%      100.0%
                                                                =====       =====

NOTE 6 -- CAPITAL SHARE TRANSACTIONS

     At February 28, 1995, there were 200 billion shares of the Fund's $0.001 par value Common Stock authorized, of which 44.4 billion shares were classified as Class A Common Stock (Treasury Fund -- 15 billion Pacific Horizon Shares,
14.4 billion Horizon Shares and 15 billion Horizon Service Shares), 58 billion shares were classified as Class B Common Stock (Prime Fund -- 15 billion Pacific Horizon Shares, 28 billion Horizon Shares and 15 billion Horizon Service Shares), 37 billion shares were classified as Class L Common Stock (Government Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares), 37 billion shares were classified as Class K Common Stock (Treasury Only Fund -- 15 billion Pacific Horizon Shares, 7 billion Horizon Shares and 15 billion Horizon Service Shares), 2 billion shares were classified as Class J Common Stock (California Tax-Exempt Fund -- 1 billion Pacific Horizon Shares and 1 billion Horizon Service Shares) and 7.5 billion shares were classified as Class I Common Stock (Tax-Exempt Fund -- 1.5 billion Pacific Horizon Shares, 3 billion Horizon Shares and 3 billion Horizon Service Shares).

    Transactions in shares of each Portfolio (at $1.00 per share) for the periods indicated are summarized below:

                 YEAR ENDED                           PRIME             TREASURY          GOVERNMENT
              FEBRUARY 28, 1995                       FUND                FUND               FUND
---------------------------------------------    ---------------     --------------     --------------
PACIFIC HORIZON SHARES:
 Shares sold.................................      5,272,091,603      3,121,913,879      2,002,378,412
 Shares issued to shareholders in
   reinvestment of dividends.................         19,756,810          3,689,780          2,572,553
 Shares redeemed.............................     (5,379,915,571)    (3,570,873,713)    (1,804,183,343)
                                                 ---------------     --------------     --------------
Net (decrease) increase in Pacific Horizon
 Shares......................................        (88,067,158)      (445,270,054)       200,767,622
                                                 ---------------     --------------     --------------
HORIZON SHARES
 Shares sold.................................      9,961,911,460      3,341,778,010      1,775,658,648
 Shares issued to shareholders in
   reinvestment of dividends.................         11,806,370          2,245,214          4,881,402
 Shares redeemed.............................    (13,196,902,924)    (3,362,768,467)    (1,914,876,241)
                                                 ---------------     --------------     --------------
Net decrease in Horizon Shares...............     (3,223,185,094)       (18,745,243)      (134,336,191)
                                                 ---------------     --------------     --------------
HORIZON SERVICE SHARES
 Shares sold.................................      7,545,587,777      2,416,217,972      1,894,013,434
 Shares issued to shareholders in
   reinvestment of dividends.................         12,981,295          3,641,678          2,492,187
 Shares redeemed.............................     (7,533,904,759)    (2,597,621,232)    (1,933,589,550)
                                                 ---------------     --------------     --------------
Net increase (decrease) in Horizon Service
 Shares......................................         24,664,313       (177,761,582)       (37,083,929)
                                                 ---------------     --------------     --------------
Total (decrease) increase in Portfolio
 shares......................................     (3,286,587,939)      (641,776,879)        29,347,502
                                                 =================   ================   ================

                                                                                          CALIFORNIA
                  YEAR ENDED                       TREASURY ONLY        TAX-EXEMPT        TAX-EXEMPT
               FEBRUARY 28, 1995                        FUND               FUND              FUND
-----------------------------------------------    --------------     --------------     ------------
PACIFIC HORIZON SHARES
 Shares sold...................................       362,313,215        341,854,376      502,909,799
 Shares issued to shareholders in reinvestment
   of dividends................................         1,251,054            374,200        4,297,456
 Shares redeemed...............................      (345,324,334)      (354,420,485)    (524,307,461)
                                                   --------------     --------------     ------------
Net increase (decrease) in Pacific Horizon
 Shares........................................        18,239,935        (12,191,909)     (17,100,206)
                                                   --------------     --------------     ------------
HORIZON SHARES
 Shares sold...................................                --      2,300,191,836               --
 Shares issued to shareholders in reinvestment
   of dividends................................                --            782,137               --
 Shares redeemed...............................                --     (2,433,802,141)              --
                                                   --------------     --------------     ------------
Net decrease in Horizon Shares.................                --       (132,828,168)              --
                                                   --------------     --------------     ------------
HORIZON SERVICE SHARES
 Shares sold...................................     1,078,190,598        126,594,988      323,331,486
 Shares issued to shareholders in reinvestment
   of dividends................................         8,626,220            845,786        2,512,925
 Shares redeemed...............................    (1,164,016,127)      (136,607,781)    (361,600,101)
                                                   --------------     --------------     ------------
Net decrease in Horizon Service Shares.........       (77,199,309)        (9,167,007)     (35,755,690)
                                                   --------------     --------------     ------------
Total decrease in Portfolio shares.............       (58,959,374)      (154,187,084)     (52,855,896)
                                                   ================   ================   ==============

                 YEAR ENDED                          PRIME              TREASURY          GOVERNMENT
             FEBRUARY 28, 1994                        FUND                FUND               FUND
--------------------------------------------    ----------------     --------------     --------------
PACIFIC HORIZON SHARES
 Shares sold................................       8,017,483,077      5,331,697,632        820,860,014
 Shares issued to shareholders in
   reinvestment of dividends and
   distributions............................          11,261,343          1,974,933          1,030,462
 Shares issued in connection with
   reorganization with First Funds
   of America...............................         111,317,819                 --        102,576,278
 Shares redeemed............................      (7,913,818,777)    (5,501,668,245)      (770,032,307)
                                                ----------------     --------------     --------------
Net increase (decrease) in Pacific Horizon
 Shares.....................................         226,243,462       (167,995,680)       154,434,447
                                                ----------------     --------------     --------------
HORIZON SHARES
 Shares sold................................     112,481,847,902      3,284,109,100      3,342,731,411
 Shares issued to shareholders in
   reinvestment of dividends and
   distributions............................          36,815,808            685,591          6,359,268
 Shares redeemed............................    (118,972,967,917)    (3,395,487,378)    (2,979,221,592)
                                                ----------------     --------------     --------------
Net (decrease) increase in Horizon
 Shares.....................................      (6,454,304,207)      (110,692,687)       369,869,087
                                                ----------------     --------------     --------------
HORIZON SERVICE SHARES
 Shares sold................................       6,693,781,799      3,487,274,701      2,134,531,616
 Shares issued to shareholders in
   reinvestment dividends and
   distributions............................           9,728,980          4,516,376          2,734,399
 Shares issued in connection with
   reorganization with First Cash Funds
   of America...............................         117,295,030                 --        228,679,191
 Shares redeemed............................      (6,774,092,871)    (3,331,342,948)    (2,039,746,919)
                                                ----------------     --------------     --------------
Net increase in Horizon Service Shares......          46,712,938        160,448,129        326,198,287
                                                ----------------     --------------     --------------
Total (decrease) increase in Portfolio
 shares.....................................      (6,181,347,807)      (118,240,238)       850,501,821
                                                ==================   ================   ================

                                                      TREASURY                           CALIFORNIA
                   YEAR ENDED                           ONLY           TAX-EXEMPT        TAX-EXEMPT
               FEBRUARY 28, 1994                        FUND              FUND              FUND
------------------------------------------------    ------------     --------------     ------------
PACIFIC HORIZON SHARES
 Shares sold....................................     492,252,432        209,089,937      454,189,650
 Shares issued to shareholders in reinvestment
   of dividends and distributions...............         910,697            143,859        3,026,362
 Shares issued in connection with reorganization
   with First Funds of America..................      35,556,959                 --       38,542,853
 Shares issued in connection with reorganization
   with Pacific Horizon Tax-Exempt Fund.........              --         81,863,804               --
 Shares redeemed................................    (456,586,163)      (241,442,104)    (420,495,461)
                                                    ------------     --------------     ------------
Net increase in Pacific Horizon Shares..........      72,133,925         49,655,496       75,263,404
                                                    ------------     --------------     ------------
HORIZON SHARES
 Shares sold....................................              --      1,924,190,837               --
 Shares issued to shareholders in reinvestment
   of dividends and distributions...............              --            433,468               --
 Shares redeemed................................              --     (1,793,734,224)              --
                                                    ------------     --------------     ------------
Net increase in Horizon Shares..................              --        130,890,081               --
                                                    ------------     --------------     ------------
HORIZON SERVICE SHARES
 Shares sold....................................     658,934,591        230,321,086      399,647,954
 Shares issued to shareholders in reinvestment
   dividends and distributions..................       3,207,065            596,205        2,299,860
 Shares issued in connection with reorganization
   with First Cash Funds of America.............     123,669,191                 --      122,765,767
 Shares redeemed................................    (514,169,786)      (232,277,252)    (400,949,268)
                                                    ------------     --------------     ------------
Net increase (decrease) in Horizon Service
 Shares.........................................     271,641,061         (1,359,961)     123,764,313
                                                    ------------     --------------     ------------
Total increase in Portfolio shares..............     343,774,986        179,185,616      199,027,717
                                                    ==============   ================   ==============

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                       -----------------------------------------------------------------
                                       FEBRUARY         FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                         28,               28,          28,          29,          28,
                                         1995             1994         1993         1992         1991
                                       --------         ---------    ---------    ---------    ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning
 of year.............................  $   1.00         $    1.00    $    1.00    $    1.00    $    1.00
                                       --------         ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............    0.0424            0.0287       0.0340       0.0558       0.0762
 Net realized (loss) gain on
   securities........................   (0.0227)          (0.0016)      0.0000       0.0005      (0.0001)
                                       --------         ---------    ---------    ---------    ---------
Total income from investment
 operations..........................    0.0197            0.0271       0.0340       0.0563       0.0761
Less dividends from net investment
 income..............................   (0.0422)          (0.0287)     (0.0341)     (0.0557)     (0.0762)
Increase due to voluntary capital
 contribution from investment advisor
 (Note 3)............................    0.0233            0.0000       0.0000       0.0000       0.0000
                                       --------         ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................    0.0008           (0.0016)     (0.0001)      0.0006      (0.0001)
                                       --------         ---------    ---------    ---------    ---------
Net asset value per share, end
 of year.............................  $   1.00         $    1.00    $    1.00    $    1.00    $    1.00
                                       ==========       ==========   ==========   ==========   ==========
Total Return.........................      4.30%**           2.91%        3.45%        5.72%        7.89%
Ratios/Supplemental Data:
 Net assets, end of year
   (millions)........................  $  1,129         $   1,216    $     992        1,413    $   1,086
 Ratio of expenses to average net
   assets............................      0.51%*            0.52%*       0.55%        0.56%        0.56%
 Ratio of net investment income to
   average net assets................      4.19%*            2.86%*       3.42%        5.51%        7.61%

---------------

 ++ Security Pacific National Bank served as investment advisor through April
    21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.05% for the year ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

** Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                       -----------------------------------------------------------------
                                       FEBRUARY         FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                          28,              28,          28,          29,          28,
                                         1995             1994         1993         1992         1991
                                       ---------        ---------    ---------    ---------    ---------
HORIZON SHARES
Net asset value per share, beginning
 of year.............................  $    1.00        $    1.00    $    1.00    $    1.00    $    1.00
                                       ---------        ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............     0.0461           0.0319       0.0372       0.0590       0.0794
 Net realized (loss) gain on
   securities........................    (0.0232)         (0.0016)      0.0000       0.0005      (0.0001)
                                       ---------        ---------    ---------    ---------    ---------
Total income from investment
 operations..........................     0.0229           0.0303       0.0372       0.0595       0.0793
Less dividends from net investment
 income..............................    (0.0454)         (0.0319)     (0.0372)     (0.0589)     (0.0794)
Increase due to voluntary capital
 contribution from investment advisor
 (Note 3)............................     0.0233           0.0000       0.0000       0.0000       0.0000
                                       ---------        ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................     0.0008          (0.0016)       0.000       0.0006      (0.0001)
                                       ---------        ---------    ---------    ---------    ---------
Net asset value per share, end
 of year.............................  $    1.00        $    1.00    $    1.00    $    1.00    $    1.00
                                       ==========       ==========   ==========   ==========   ==========
Total return.........................       4.63%**          3.24%        3.78%        6.06%        8.23%
Ratios/Supplemental Data:
 Net assets, end of year
   (millions)........................  $     622        $   3,840    $  10,301    $   2,855    $     487
 Ratio of expenses to average net
   assets............................       0.16%*           0.20%*       0.23%        0.24%        0.24%
 Ratio of net investment income to
   average net assets................       4.11%*           3.19%*       3.59%        5.59%        7.91%

---------------

 ++ Security Pacific National Bank served as investment advisor through April
    21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07% for the year ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

** Total return includes the effect of the voluntary capital contribution from the investment advisor (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON PRIME FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                  YEAR ENDED
                                       ----------------------------------------------------------------
                                       FEBRUARY        FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                         28,              28,          28,          29,          28,
                                         1995            1994         1993         1992         1991
                                       --------        ---------    ---------    ---------    ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning
 of year.............................  $   1.00        $    1.00    $    1.00    $    1.00    $    1.00
                                       --------        ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............    0.0431           0.0294       0.0345       0.0565       0.0769
 Net realized (loss) gain on
   securities........................   (0.0227)         (0.0016)      0.0000       0.0005      (0.0001)
                                       --------        ---------    ---------    ---------    ---------
Total income from investment
 operations..........................    0.0204           0.0278       0.0345       0.0570       0.0768
Less dividends from net investment
 income..............................   (0.0429)         (0.0294)     (0.0347)     (0.0564)     (0.0769)
Increase due to voluntary capital
 contribution from investment advisor
 (Note 3)............................    0.0233           0.0000       0.0000       0.0000       0.0000
                                       --------        ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................    0.0008          (0.0016)     (0.0002)      0.0006      (0.0001)
                                       --------        ---------    ---------    ---------    ---------
Net asset value per share, end
 of year.............................  $   1.00        $    1.00    $    1.00    $    1.00    $    1.00
                                       ==========      ==========   ==========   ==========   ==========
Total return.........................      4.37%**          2.98%        3.53%        5.79%        7.96%
Ratios/Supplemental Data:
 Net assets, end of year
   (millions)........................  $    864        $     839    $     793    $     859    $     560
 Ratio of expenses to average net
   assets............................      0.44%*           0.45%*       0.48%        0.49%        0.49%
 Ratio of net investment income to
   average net assets................      4.31%*           2.94%*       3.49%        5.58%        7.64%

---------------

 ++ Security Pacific National Bank served as investment advisor through April
    21, 1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04% for the year ended February 28, 1995 and 0.01% for the year ended February 28, 1994.

** Total return includes the effect of the voluntary capital contribution from the investment advisor (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                        -------------------------------------------------------------
                                        FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                           28,          28,          28,          29,          28,
                                          1995         1994         1993         1992         1991
                                        ---------    ---------    ---------    ---------    ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning
 of year.............................   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                        ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............      0.0405       0.0262       0.0309       0.0512       0.0731
 Net realized gain (loss) on
   securities........................      0.0001      (0.0002)      0.0000       0.0002       0.0006
                                        ---------    ---------    ---------    ---------    ---------
Total income from investment
 operations..........................      0.0406       0.0260       0.0309       0.0514       0.0737
Less dividends from net investment
 income..............................     (0.0405)     (0.0262)     (0.0311)     (0.0513)     (0.0733)
                                        ---------    ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................      0.0001      (0.0002)     (0.0002)      0.0001       0.0004
                                        ---------    ---------    ---------    ---------    ---------
Net asset value per share, end of
 year................................   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                        ==========   ==========   ==========   ==========   ==========
Total return.........................        4.13%        2.65%        3.15%        5.25%        7.58%
Ratios/Supplemental Data:
 Net assets, end of year
   (millions)........................   $   1,132    $   1,577    $   1,746    $   2,300    $   1,663
 Ratio of expenses to average
   net assets........................        0.55%        0.55%        0.56%        0.56%        0.55%
 Ratio of net investment income to
   average net assets................        3.99%        2.62%        3.11%        5.07%        7.29%

---------------

* Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                                                 YEAR ENDED
                                       --------------------------------------------------------------
                                       FEBRUARY      FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                          28,           28,          28,          29,          28,
                                         1995          1994         1993         1992         1991
                                       ---------     ---------    ---------    ---------    ---------
HORIZON SHARES
Net asset value per share, beginning
 of year.............................  $    1.00     $    1.00    $    1.00    $    1.00    $    1.00
                                       ---------     ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income...............     0.0437        0.0294       0.0341       0.0543       0.0764
 Net realized gain (loss) on
   securities........................     0.0001       (0.0002)      0.0002       0.0003       0.0005
                                       ---------     ---------    ---------    ---------    ---------
 Total income from investment
   operations........................     0.0438        0.0292       0.0343       0.0546       0.0769
Less dividends from net investment
 income..............................    (0.0437)      (0.0294)     (0.0343)     (0.0545)     (0.0765)
                                       ---------     ---------    ---------    ---------    ---------
Net change in net asset value
 per share...........................     0.0001       (0.0002)      0.0000       0.0001       0.0004
                                       ---------     ---------    ---------    ---------    ---------
Net asset value per share, end of
 year................................  $    1.00     $    1.00    $    1.00    $    1.00    $    1.00
                                       ==========    ==========   ==========   ==========   ==========
Total return.........................       4.46%         2.98%        3.48%        5.59%        7.92%
Ratios/Supplemental Data:
 Net assets, end of year
   (millions)........................  $     469     $     487    $     598    $     432    $     455
 Ratio of expenses to average net
   assets............................       0.23%         0.23%        0.24%        0.24%        0.23%
 Ratio of net investment income to
   average net assets................       4.36%         2.94%        3.38%        5.44%        7.57%

---------------

* Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY FUND
--------------------------------------------------------------------------------

Financial Highlights*
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                          ------------------------------------------------------------
                                          FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                             28,          28,          28,          29,         28,
                                            1995         1994         1993         1992         1991
                                          ---------    ---------    ---------    ---------    --------
HORIZON SERVICE SHARES
Net asset value per share, beginning
 of year..............................    $    1.00    $    1.00    $    1.00    $    1.00    $   1.00
                                          ---------    ---------    ---------    ---------    --------
Income from Investment Operations:
 Net investment income................       0.0412       0.0269       0.0316       0.0517      0.0739
 Net realized gain (loss) on
   securities.........................       0.0001      (0.0002)      0.0002       0.0004      0.0005
                                          ---------    ---------    ---------    ---------    --------
Total income from investment
 operations...........................       0.0413       0.0267       0.0318       0.0521      0.0744
Less dividends from net investment
 income...............................      (0.0412)     (0.0269)     (0.0318)     (0.0520)    (0.0740)
                                          ---------    ---------    ---------    ---------    --------
Net change in net asset value
 per share............................       0.0001      (0.0002)      0.0000       0.0001      0.0004
                                          ---------    ---------    ---------    ---------    --------
Net asset value per share, end of
 year.................................    $    1.00    $    1.00    $    1.00    $    1.00    $   1.00
                                          ==========   ==========   ==========   ==========   ========
Total return..........................         4.20%        2.72%        3.23%        5.33%       7.65%
Ratios/Supplemental Data:
 Net assets, end of year (millions)...    $     364    $     541    $     369    $     381    $    304
 Ratio of expenses to average net
   assets.............................         0.48%        0.48%        0.49%        0.49%       0.48%
 Ratio of net investment income to
   average net assets.................         4.01%        2.69%        3.28%        5.13%       7.31%

---------------

* Security Pacific National Bank served as investment adviser through April 21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                         ------------------------
                                                         FEBRUARY       FEBRUARY
                                                         28, 1995       28, 1994
                                                         ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of year..........   $    1.00      $    1.00
                                                         ---------      ---------
Income from Investment Operations:
  Net investment income...............................      0.0421         0.0288
  Net realized loss on securities.....................     (0.0091)       (0.0006)
                                                         ---------      ---------
  Total income from investment operations.............      0.0330         0.0282
Less dividends from net investment income.............     (0.0420)       (0.0288)
Increase due to voluntary capital contribution from
  investment adviser (Note 3).........................      0.0085         0.0000
                                                         ---------      ---------
Net change in net asset value per share...............     (0.0005)       (0.0006)
                                                         ---------      ---------
Net asset value per share, end of year................   $    1.00      $    1.00
                                                          ========       ========
Total return..........................................        4.28%**        2.92%
Ratios/Supplemental Data:
  Net assets, end of year (000).......................   $ 354,828      $ 154,349
  Ratio of expenses to average net assets*............        0.50%          0.60%
  Ratio of net investment income to average net
    assets*...........................................        4.27%          2.88%

---------------

 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.002%, respectively.

** Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                        PERIOD
                                                            YEAR        ENDED
                                                            ENDED      FEBRUARY
                                                          FEBRUARY       28,
                                                          28, 1995      1994**
                                                          ---------    --------
HORIZON SHARES
Net asset value per share, beginning of period.........   $    1.00    $   1.00
                                                          ---------    --------
Income from Investment Operations:
  Net investment income................................      0.0454      0.0227
  Net realized loss on securities......................     (0.0092)    (0.0006)
                                                          ---------    --------
  Total income from investment operations..............      0.0362      0.0221
Less dividends from net investment income..............     (0.0452)    (0.0227)
Increase due to voluntary capital contribution from
  investment adviser (Note 3)..........................      0.0085      0.0000
                                                          ---------    --------
Net change in net asset value per share................     (0.0005)    (0.0006)
                                                          ---------    --------
Net asset value per share, end of period...............   $    1.00    $   1.00
                                                           ========    ========
Total return...........................................        4.61%++     2.29%++++
Ratios/Supplemental Data:
  Net assets, end of period (000)......................   $ 235,285    $369,664
  Ratio of expenses to average net assets*.............        0.17%       0.28%+
  Ratio of net investment income to average net
    assets*............................................        4.67%       3.17%+

---------------

   * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.002% (annualized), respectively.

  ** For the period June 14, 1993 (initial issuance of Horizon Shares) through
     February 28, 1994.

   + Annualized.

  ++ Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

++++ Not annualized.

See Notes to Financial Statements.

PACIFIC HORIZON GOVERNMENT FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                         ------------------------
                                                         FEBRUARY       FEBRUARY
                                                         28, 1995       28, 1994
                                                         ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of year..........   $    1.00      $    1.00
                                                         ---------      ---------
Income from Investment Operations:
  Net investment income...............................      0.0429         0.0300
  Net realized loss on securities.....................     (0.0092)       (0.0006)
                                                         ---------      ---------
Total income from investment operations...............      0.0337         0.0294
Less dividends from net investment income.............     (0.0427)       (0.0300)
Increase due to voluntary capital contribution from
  investment adviser (Note 3).........................      0.0085         0.0000
                                                         ---------      ---------
Net change in net asset value per share...............     (0.0005)       (0.0006)
                                                         ---------      ---------
Net asset value per share, end of year................   $    1.00      $    1.00
                                                          ========       ========
Total return..........................................        4.35%**        3.04%
Ratios/Supplemental Data:
  Net assets, end of year (000).......................   $ 288,809      $ 326,017
  Ratio of expenses to average net assets*............        0.43%          0.53%
  Ratio of net investment income to average net
    assets*...........................................        4.32%          2.99%

---------------

 * Net of fee waivers and expense reimbursements which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.08% and 0.05%, respectively.

** Total return includes the effect of the voluntary capital contribution from the investment adviser (see Note 3 to Financial Statements). Without this capital contribution, the total return would have been lower.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                         ------------------------
                                                         FEBRUARY       FEBRUARY
                                                         28, 1995       28, 1994
                                                         ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of year..........   $    1.00      $    1.00
                                                         ---------      ---------
Income from Investment Operations:
  Net investment income...............................      0.0384         0.0254
  Net realized loss on securities.....................     (0.0002)       (0.0002)
                                                         ---------      ---------
Total income from investment operations...............      0.0382         0.0252
                                                         ---------      ---------
Less dividends from net investment income.............     (0.0384)       (0.0254)
                                                         ---------      ---------
Net change in net asset value per share...............     (0.0002)       (0.0002)
                                                         ---------      ---------
Net asset value per share, end of year................   $    1.00      $    1.00
                                                          ========       ========
Total return..........................................       3.90%          2.57%
Ratios/Supplemental Data:
  Net assets, end of year (000).......................   $  90,337      $  72,120
  Ratio of expenses to average net assets*............       0.62%          0.56%
  Ratio of net investment income to average net
    assets*...........................................       3.90%          2.54%

---------------

* Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.16%, respectively.

See Notes to Financial Statements.

PACIFIC HORIZON TREASURY ONLY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                                         ------------------------
                                                         FEBRUARY       FEBRUARY
                                                         28, 1995       28, 1994
                                                         ---------      ---------
HORIZON SERVICE SHARES
Net asset value per share, beginning of year..........   $    1.00      $    1.00
                                                         ---------      ---------
Income from Investment Operations:
  Net investment income...............................      0.0391         0.0273
  Net realized loss on securities.....................     (0.0002)       (0.0002)
                                                         ---------      ---------
Total income from investment operations...............      0.0389         0.0271
                                                         ---------      ---------
Less dividends from net investment income.............     (0.0391)       (0.0273)
                                                         ---------      ---------
Net change in net asset value per share...............     (0.0002)       (0.0002)
                                                         ---------      ---------
Net asset value per share, end of year................   $    1.00      $    1.00
                                                          ========       ========
Total return..........................................       3.98%          2.76%
Ratios/Supplemental Data:
  Net assets, end of year (000).......................   $ 194,363      $ 271,588
  Ratio of expenses to average net assets*............       0.55%          0.39%
  Ratio of net investment income to average net
    assets*...........................................       3.86%          2.73%

---------------

* Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.25%, respectively.

See Notes to Financial Statements.

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                          YEAR          PERIOD
                                                          ENDED          ENDED
                                                        FEBRUARY       FEBRUARY
                                                           28,            28,
                                                          1995           1994*
                                                        ---------      ---------
PACIFIC HORIZON SHARES
Net asset value per share, beginning of period......    $    1.00      $    1.00
                                                        ---------      ---------
Income from Investment Operations:
  Net investment income.............................       0.0253         0.0124
Less dividends from net investment income...........      (0.0253)       (0.0124)
                                                        ---------      ---------
Net change in net asset value per share.............       0.0000         0.0000
                                                        ---------      ---------
Net asset value per share, end of period............    $    1.00      $    1.00
                                                         ========       ========
Total return........................................         2.56%          1.25%++++
Ratios/Supplemental Data:
  Net assets, end of period (000)...................    $  37,454      $  49,648
  Ratio of expenses to average net assets...........         0.60%          0.60%+**
  Ratio of net investment income to average
    net assets......................................         2.47%          1.95%+**

---------------

   * For the period July 9, 1993 (initial offering date) through February 28, 1994.

  ** Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% (annualized).

   + Annualized.

++++ Not annualized.

See Notes to Financial Statements.

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                       -------------------------------------------------------------
                                       FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                          28,          28,          28,          29,          28,
                                         1995         1994         1993         1992         1991
                                       ---------    ---------    ---------    ---------    ---------
HORIZON SHARES
Net asset value per share, beginning
 of year............................   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                       ---------    ---------    ---------    ---------    ---------
Income from Investment Operations:
 Net investment income..............      0.0285       0.0225       0.0269       0.0410       0.0557
Less dividends from net investment
 income.............................     (0.0285)     (0.0225)     (0.0269)     (0.0410)     (0.0557)
                                       ---------    ---------    ---------    ---------    ---------
Net change in net asset value per
 share..............................      0.0000       0.0000       0.0000       0.0000       0.0000
                                       ---------    ---------    ---------    ---------    ---------
Net asset value per share, end of
 year...............................   $    1.00    $    1.00    $    1.00    $    1.00    $    1.00
                                       ==========   ==========   ==========   ==========   ==========
Total return........................        2.89%        2.27%        2.72%        4.18%        5.71%
Ratios/Supplemental Data:
 Net assets, end of year (000)......   $ 381,811    $ 514,663    $ 383,848    $ 345,221    $ 428,127
 Ratio of expenses to average net
   assets...........................        0.28%        0.28%*       0.28%        0.28%        0.27%*
 Ratio of net investment income to
   average net assets...............        2.81%        2.25%*       2.69%        4.12%        5.54%*

---------------

 * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.01% and 0.02% for the years ended February 28, 1994 and February 28, 1991, respectively.

++ Security Pacific National Bank served as investment advisor through April 21,
   1992. Bank of America National Trust and Savings Association served as investment advisor commencing April 22, 1992.

See Notes to Financial Statements.

HORIZON TAX EXEMPT MONEY FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                   YEAR ENDED
                                          ------------------------------------------------------------
                                          FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY     FEBRUARY
                                            28,          28,          28,          29,          28,
                                            1995         1994         1993         1992         1991
                                          --------     --------     --------     --------     --------
HORIZON SERVICE SHARES
Net asset value per share beginning of
 year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                          --------     --------     --------     --------     --------
Income from Investment Operations:
 Net investment income................      0.0260       0.0200       0.0244       0.0385       0.0532
Less dividends from net investment
 income...............................     (0.0260)     (0.0200)     (0.0244)     (0.0385)     (0.0532)
                                          --------     --------     --------     --------     --------
Net change in net asset value per
 share................................      0.0000       0.0000       0.0000       0.0000       0.0000
                                          --------     --------     --------     --------     --------
Net asset value per share, end of
 year.................................    $   1.00     $   1.00     $   1.00     $   1.00     $   1.00
                                          ========     ========     ========     ========     ========
Total return..........................        2.63%        2.02%        2.47%        3.92%        5.45%
Ratios/Supplemental Data:
 Net assets, end of year (000)........    $ 39,158     $ 48,328     $ 49,695     $ 47,230     $ 53,732
 Ratio of expenses to average net
   assets.............................        0.53%        0.53%*       0.53%        0.53%        0.52%*
 Ratio of net investment income to
   average net assets.................        2.57%        2.04%*       2.42%        3.88%        5.29%*

---------------

 * Net of fee waivers which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.04% and 0.02% for the years ended February 28, 1994 and February 28, 1991, respectively.

++ Security Pacific National Bank served as investment adviser through April 21,
   1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

See Notes to Financial Statements.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights++
--------------------------------------------------------------------------------

                                                                YEAR ENDED
                                     ----------------------------------------------------------------
                                     FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY      FEBRUARY
                                       28,           28,           28,           29,           28,
                                       1995          1994          1993          1992          1991
                                     --------      --------      --------      --------      --------
PACIFIC HORIZON SHARES
Net asset value per share,
 beginning of year.................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                     --------      --------      --------      --------      --------
Income from Investment Operations:
 Net investment income.............    0.0249        0.0186        0.0224        0.0364        0.0495
 Net realized gain (loss) on
   securities......................   (0.0001)       0.0002       (0.0002)       0.0000       (0.0001)
                                     --------      --------      --------      --------      --------
Total income from investment
 operations........................    0.0248        0.0188        0.0222        0.0364        0.0494
Less dividends from net investment
 income............................   (0.0249)      (0.0186)      (0.0224)      (0.0364)      (0.0495)
                                     --------      --------      --------      --------      --------
Net change in net asset value per
 share.............................   (0.0001)       0.0002       (0.0002)       0.0000       (0.0001)
                                     --------      --------      --------      --------      --------
Net asset value per share,
 end of year.......................  $   1.00      $   1.00      $   1.00      $   1.00      $   1.00
                                     ==========    ==========    ==========    ==========    ==========
Total return.......................      2.52%         1.88%         2.27%         3.70%         5.06%
Ratios/Supplemental Data:
 Net assets, end of year (000).....  $186,643      $203,724      $128,448      $107,424      $118,816
 Ratio of expenses to average net
   assets..........................      0.62%         0.66%**       0.66%**       0.57%**       0.55%**
 Ratio of net investment income to
   average net assets..............      2.48%         1.86%**       2.21%**       3.62%**       4.81%**

---------------

** Net of fee waivers and expense reimbursements by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.02%, 0.08%, 0.13% and 0.22%, for the years ended February 28, 1994, February 28, 1993, February 29, 1992 and February 28, 1991, respectively.

++ Security Pacific National Bank served as investment adviser through April
   21, 1992. Bank of America National Trust and Savings Association served as investment adviser commencing April 22, 1992.

See Notes to Financial Statements.

PACIFIC HORIZON
CALIFORNIA TAX-EXEMPT MONEY MARKET FUND
--------------------------------------------------------------------------------

Financial Highlights
--------------------------------------------------------------------------------

                                                              YEAR ENDED
                                                         ---------------------
                                                         FEBRUARY     FEBRUARY
                                                         28, 1995     28, 1994
                                                         ---------    --------
HORIZON SERVICE SHARES
Net asset value per share, beginning of year........     $    1.00    $   1.00
                                                         ---------    --------
Income from Investment Operations:
  Net investment income.............................        0.0256      0.0198
  Net realized loss on securities...................       (0.0001)    (0.0001)
                                                         ---------    --------
Total income from investment operations.............        0.0255      0.0197
Less dividends from net investment income...........       (0.0256)    (0.0198)
                                                         ---------    --------
Net change in net asset value per share.............       (0.0001)    (0.0001)
                                                         ---------    --------
Net asset value per share, end of year..............     $    1.00    $   1.00
                                                          ========    ========
Total return........................................          2.59%       2.00%
Ratios/Supplemental Data:
  Net assets, end of year (000).....................     $  88,003    $123,746
  Ratio of expenses to average net assets...........          0.55%       0.53%*
  Ratio of net investment income to average
    net assets......................................          2.50%       1.98%*

---------------

* Net of fee waivers and expense reimbursements by the Adviser and Administrator which had the effect of reducing the ratio of expenses to average net assets and increasing the ratio of net investment income to average net assets by 0.07%.

See Notes to Financial Statements.

REPORT OF INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

To the Board of Directors
and Shareholders of
Pacific Horizon Funds, Inc.

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Government Fund, Pacific Horizon Treasury Only Fund, Horizon Tax-Exempt Money Fund and California Tax-Exempt Money Market Fund (six of the portfolios constituting the Pacific Horizon Funds, Inc., hereafter referred to as the "Funds") at February 28, 1995, the results of each of their operations for the year then ended, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at February 28, 1995 by correspondence with the custodian and brokers and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.

PRICE WATERHOUSE LLP

1177 Avenue of the Americas
New York, New York
April 21, 1995

--------------------------------------------------------------------------------
   FEDERAL INCOME TAX STATUS OF DIVIDENDS (UNAUDITED)
   -------------------------------------------------------------
   Pacific Horizon Prime Fund, Pacific Horizon Treasury Fund, Pacific Horizon Treasury Only Fund and Pacific Horizon Government Fund have determined that all dividends paid during the year ended February 28, 1995 were paid from net investment income and are subject to Federal income tax. All dividends paid during the year ended February 28, 1995 by the Tax-Exempt
   Fund and the California Tax-Exempt Fund are exempt-interest dividends for federal income tax purposes.
--------------------------------------------------------------------------------